Exhibit 99.4

PARTNERSHIP SUBSCRIPTION DOCUMENTS FOR
PURCHASE OF A LIMITED PARTNERSHIP INTEREST

THE OFFER AND SALE OF LIMITED PARTNERSHIP INTERESTS IN DC FRONT RANGE HOLDINGS I, LP (THE “PARTNERSHIP”) IS MADE SOLELY BY MEANS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “PARTNERSHIP AGREEMENT”).

DC FRONT RANGE HOLDINGS I, LP
(A Delaware Limited Partnership)

SUBSCRIPTION DOCUMENTS

FOR

A LIMITED PARTNERSHIP INTEREST

This subscription package contains:

Instructions to Investors
Subscription Agreement

Signature Page to Amended and Restated Agreement of Limited Partnership

LIMITED PARTNERSHIP INTEREST IN
DC FRONT RANGE HOLDINGS I, LP (the “Interest”)

INSTRUCTIONS TO INVESTORS

AFTER YOU HAVE CAREFULLY REVIEWED THE PARTNERSHIP AGREEMENT OF DC FRONT RANGE HOLDINGS I, LP AND HAVE DECIDED TO SUBSCRIBE FOR AND PURCHASE AN INTEREST, PLEASE OBSERVE THE FOLLOWING INSTRUCTIONS (CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE SAME MEANING AS IN THE PARTNERSHIP AGREEMENT).

Purchase Procedure:

Item A.	Subscription Agreement	Read the Subscription Agreement in its entirety, complete the Annexes thereto, make the representations, warranties and covenants contained therein and agree to its terms by executing as indicated thereon.

Item B.	Tax Forms	1. For United States persons (as such term is defined herein): Each United States person should fill in, sign and date the attached Form W-9 in accordance with the instructions to the Form.

2. For non-United States persons: Each non-United States person should fill in, sign and date the appropriate Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-8EXP, and, in the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, provide all applicable attachments or addendums as required by the instructions to such Form to claim such exemption or reduction.

3. For United States persons and non-United States persons: Each Subscriber should complete the applicable CRS self-certification form attached hereto as Appendix 1 and Appendix 2 in accordance with its instructions.

Item C.	Evidence of Authorization	1. Documentation Requirements:

Formation:

Organized entities, including corporations, partnerships, limited liability companies, and trusts: provide a certificate of formation and formation agreement.

Identification:

Investors who are natural persons: provide a current (i.e. non-expired) copy of a government issued photo identification.

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Corporations, partnerships, limited liability companies, and trusts: provide a current (i.e. non-expired) copy of a government issued photo identification of natural persons who ultimately, directly or indirectly, benefit from 10% or more of the proceeds of the entity or hold 10% or more of the control rights.

2. Evidence of Authorization Requirements: Each Investor must provide satisfactory evidence of authorization, such as a list of authorized agents, and a current copy of a government issued photo identification for the individual(s) authorized to sign the Subscription Documents.

For Individuals:

Individuals should provide a copy of a passport or a driver’s license with photograph and their country of citizenship. If an individual Investor is using a third party to act on his/her behalf, a copy of the driver’s license or passport of that third party should also be provided. If the copy of the passport or driver’s license of the Investor or third party does not contain the individual’s current address, an additional government issued identification document certifying the individual’s name and current address is required. For joint account holders, the information listed above should be provided for each individual.

For Corporations:

Generally, Investors which are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents. Corporations must also provide a copy of the certificate of incorporation, or other information identifying the place of incorporation.

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For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners empowered to sign the Subscription Documents and resolutions authorizing the subscription.

For Limited Liability Companies:

Limited liability companies must submit a certified copy of the limited liability company operating agreement or certificate of formation identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents and resolutions authorizing the subscription.

For Trusts:

Trusts must submit a copy of the trust agreement and resolutions authorizing the subscription.

For Employee Benefit Plans:

Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

Entities may be requested to furnish other or additional documentation evidencing the authority to invest in the Partnership.

Item D.	Canadian Accredited Investor Form	1. For Canadian residents: Each resident of Canada must complete, sign and date the Accredited Investor Form set out in Appendix 3.

Item E.	Canadian Permitted Client Form	2. For Canadian residents: Each resident of Canada must complete, sign and date the Permitted Client Form set out in Appendix 4.

The completed and executed copy of (i) the Subscription Agreement, (ii) the appropriate completed and executed Form W-9, W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP, as applicable, (iii) the applicable completed CRS Self-Certification Form and (iv) any required evidence of authorization should be delivered first electronically by PDF attachment to the attention of Edward Guers of Simpson Thacher & Bartlett LLP at List-DCFrontRangeSubDocs@stblaw.com as soon as possible.

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Once Simpson Thacher & Bartlett has reviewed the completed documents, original copies of all such documents should be delivered to the following address:

DC Front Range Holdings I, LP

c/o Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn: Edward Guers

Inquiries regarding subscription procedures (including, if the Investor Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to Edward Guers, (212) 455-2304, e-mail: List-DCFrontRangeSubDocs@stblaw.com of Simpson Thacher & Bartlett LLP. If the Investor’s subscription is accepted (in whole or in part) by the General Partner, a fully executed set of the Subscription Documents will be returned to the Investor.

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DC Front Range Holdings I, LP

(A Delaware Limited Partnership)

SUBSCRIPTION AGREEMENT

SECTION 1

1.1       Subscription. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, the undersigned (the “Subscriber”) irrevocably subscribes for and agrees to purchase an Interest in DC Front Range Holdings I, LP, a Delaware limited partnership, with a Capital Commitment (as defined in the Partnership Agreement) in the amount set forth on the signature page below on the terms and conditions described herein and in the final form of the Partnership Agreement delivered to the Subscriber prior to the General Partner’s (defined below) execution of this Subscription Agreement (this “Subscription Agreement”). The Subscriber acknowledges and agrees that this subscription (i) is irrevocable on the part of the Subscriber, (ii) is conditioned upon acceptance by or on behalf of DC Front Range GP, LLC, a Delaware limited liability company (the “General Partner”) on behalf of the Partnership and (iii) may be accepted or rejected in whole or in part by the General Partner in its sole discretion. The Subscriber agrees to contribute to the capital of the Partnership the amount set forth opposite the Subscriber’s signature hereon plus such additional amounts for partnership expenses and management fees (if any), payable as required by the General Partner, under the terms and subject to the conditions set forth in the Partnership Agreement. The General Partner has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements”) with other purchasers (the “Other Purchasers”), providing for the sale to the Other Purchasers of Interests. This Subscription Agreement and the Other Subscription Agreements are separate agreements and the sales of Interests to the undersigned and the Other Purchasers are to be separate sales.

1.2       Power of Attorney. The Subscriber by executing this Subscription Agreement as security for its obligations hereunder hereby irrevocably appoints the General Partner, with full power of substitution, as the Subscriber’s true and lawful representative and attorney-in-fact, and agent of the Subscriber, to execute, acknowledge, verify, swear to, deliver, record and file, in the Subscriber’s name, place and stead, the Partnership Agreement, any amendments to the Partnership Agreement (approved in accordance therewith), or any other agreement or instrument which the General Partner deems appropriate solely to admit the Subscriber as a Limited Partner of the Partnership. In the case of a Subscriber that is (a) a natural person, (b) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (c) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (b) of this sentence (e.g., a limited liability company with a single member), (d) an organization described in Sections 401(a) or 501 of the Code or (e) a trust permanently set aside or to be used for a charitable purpose, such Subscriber further appoints the General Partner, with full power of substitution, as the Subscriber’s true and lawful representative and attorney-in-fact, and agent of the Subscriber, to execute, acknowledge, verify, swear to, deliver, record and file, in the Subscriber’s name, place and stead, any agreements necessary to effect (i) the transfer of such Subscriber’s Interest in the Partnership to an entity formed to serve as a “Feeder Fund” for purposes of the Partnership Agreement and (ii) the admission of such Subscriber as a limited partner (or similar participant) in such Feeder Fund on terms substantially identical in all material respects to those of the Partnership, to the maximum extent applicable and with an indirect economic interest in the Partnership identical in all material respects to such Subscriber’s direct economic interest in the Partnership, to the maximum extent applicable, immediately prior to the transfer contemplated by clause (i) of this sentence. To the fullest extent permitted by law, this power of attorney is intended to secure a proprietary interest and the performance by the Subscriber of its obligations hereunder, and is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the Subscriber. This power of attorney shall not revoke any prior powers of attorney executed by the Subscriber (including any powers of attorney contained in any documents executed pursuant to a power of attorney) and will terminate upon the complete withdrawal of an assigning Partner from participation in the Partnership.

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1.3       Closing. The closing (the “Closing”) of the Subscriber’s subscription for an Interest in the Partnership will take place on such date that is designated by the General Partner (the “Closing Date”). On or before the Closing Date, the Subscriber shall tender executed copies of this Subscription Agreement and the signature page to the Partnership Agreement and any other information requested by the General Partner in connection with this subscription in order to verify the truth and accuracy of the representations contained herein, to the General Partner on behalf of the Partnership. Promptly after the Closing, the General Partner will deliver to the Subscriber or its representative, if the Subscriber’s subscription has been accepted, the Partnership Agreement and the Subscription Agreement executed by or on behalf of the General Partner and any other documents and instruments necessary to reflect the Subscriber’s admission as a limited partner in the Partnership, including any documents and instruments to be delivered pursuant to this Subscription Agreement.

SECTION 2

2.1       Subscriber Representations, Warranties and Covenants. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Partnership as follows:

(a)       If the Subscriber is a corporation, partnership, trust, estate or other entity, it is empowered, authorized and qualified to subscribe hereunder, to commit capital to the Partnership hereunder and to become a limited partner in and, subject to the terms and conditions of the Partnership Agreement, to make its capital contributions to the Partnership, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and has the power to delegate authority pursuant to a power of attorney to be granted under the Partnership Agreement. If the Subscriber is an individual, the Subscriber is of legal age to execute this Subscription Agreement and is legally competent to do so.

(b)       The Subscriber is acquiring the Interest for the Subscriber’s own account as principal for investment and not with a present view to the distribution or sale thereof, subject to any requirement of law that its property at all times be within its control.

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(c)       Immediately prior to the Subscriber’s purchase of the Interest, the Subscriber is a sophisticated investor with such knowledge and experience in financial and business matters that the Subscriber is and will be capable of evaluating and bearing the merits and risks of the prospective investment and the effect of the provisions of Section 8.3 (relating to the consequences of certain defaults on, and breaches of, a Limited Partner’s obligations under the Partnership Agreement) and Section 5.2(b) (relating to the repayment of certain distributions to fund indemnification obligations and other liabilities of the Partnership) of the Partnership Agreement.

(d)       The Subscriber has no need for liquidity in this investment, has the ability to bear the economic risk of this investment and at the present time and in the foreseeable future can afford a complete loss of this investment; provided, however, that notwithstanding the foregoing, nothing contained herein shall be deemed a waiver or release of any claim, liability, duty or obligation.

(e)       The Subscriber is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). In particular, and without limitation:

(i)       If the Subscriber is an individual, the Subscriber either has (1) an individual net worth or joint net worth with his or her spouse of at least $1,000,0001 or (2) had an individual income of more than $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year; and

(ii)       If the Subscriber is a corporation, partnership, trust or other entity, it was not formed or recapitalized and is not being used primarily for the specific purpose of acquiring an Interest in the Partnership.

(f)       The Subscriber (A) is a Qualified Purchaser or a Knowledgeable Employee as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules promulgated thereunder, (B) was not formed for the purpose of acquiring an Interest in the Partnership and the Interest it is acquiring will not comprise more than forty percent (40%) of the value of the Subscriber’s total assets or, if applicable, the aggregate capital commitments made by the Subscriber’s partners, members, shareholders or others, and (C) does not permit the holders of securities issued by the Subscriber to elect whether to participate, through the Subscriber, in an investment in the Partnership. If the Subscriber is not able to make the representations and warranties set forth in clause (B) or clause (C) of the preceding sentence, then each owner of the Subscriber’s securities is a Qualified Purchaser capable of making the representations and warranties set for in clause (B) and (C) with respect to its interests in the Subscriber or a Knowledgeable Employee.

1 For purposes of this Subscription Agreement, “net worth” means the excess of the fair value of a Subscriber’s total assets (excluding the fair value of the Subscriber’s primary residence) over the fair value of such Subscriber’s liabilities (excluding any debt secured by the Subscriber’s primary residence up to the fair value of such property unless such debt was incurred within 60 days prior to the date hereof). Any debt secured by the Subscriber’s primary residence in an amount exceeding the fair value of such property, as well as any debt secured by such residence that was incurred within 60 days prior to the date hereof, must be included as a liability in determining the Subscriber’s net worth.

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(g)       The Subscriber has and shall deliver to the General Partner such information as to certain matters under the 1933 Act, the 1940 Act and the Securities Exchange Act of 1934, as amended, as the General Partner may reasonably request in order to ensure compliance with such Acts and the availability of any exemption thereunder.

(h)       The Subscriber has, immediately prior to investing in the Partnership, a net worth in excess of $2,100,000 or has, immediately after investing in the Partnership, at least $1,000,000 managed by the General Partner.

(i)       The Subscriber was not offered the opportunity to invest in the Partnership or to acquire the Interests by means of any general solicitation or advertising, such as media, broadcasting over television or radio, advertising, public seminars or meetings, or pursuant to a generally accessible website. None of the Partnership, the General Partner, or any person acting on their behalf offered to sell the Subscriber any Interest by means of general solicitation.

(j)       (i) The Subscriber has been furnished with and has carefully read the due diligence materials and disclosure document relating to the Partnership and the co-investment opportunity in the Portfolio Company (collectively, the “Materials”), as amended, restated and/or supplemented through the Initial Closing Date. The Subscriber has reviewed any other information materials that were provided by the General Partner, and the Partnership Agreement, and has read and understands the risks of, and other considerations relating to, a purchase of the Interest and the Partnership’s investment objectives, policies and strategies.

(ii)       Other than as set forth in the Partnership Agreement and any separate agreement in writing with the General Partner on behalf of the Partnership executed in conjunction with the Subscriber’s subscription for Interests, the Subscriber is not relying, and will not rely with respect to its Interests, upon any other information (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation or warranty by the Partnership, the General Partner, the Investment Adviser, any Affiliate of the foregoing or any of their respective members, shareholders, stockholders, unitholders or partners (in each case in their respective capacities as such), officers, directors, employees, operating executives, consultants, advisors, and senior advisors and any other Person who serves at the request of the General Partner on behalf of the Partnership as an officer, director, partner, member, consultant, senior advisor, operating executive or employee of or advisor to any other entity (each, a “DC-Related Party”), written or otherwise, in determining to invest in the Partnership, and expressly acknowledges that no DC-Related Party makes any representations or warranties to it in connection therewith. The Subscriber (i) is in any event, and without limiting the foregoing sentence, not relying upon any information, representation or warranty by any DC-Related Party in evaluating the Portfolio Company, and expressly acknowledges that no DC-Related Party has made any representations or warranties to it in connection therewith, and (ii) has independently and without reliance on any DC-Related Party, based on such documents and information as the Subscriber has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition, creditworthiness of the Partnership and the Portfolio Company.

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(iii)       The Subscriber acknowledges and agrees that (x) DC-Related Parties have had meetings and discussions with directors, officers, employees, agents, representatives and advisors of the Portfolio Company regarding various matters concerning the Portfolio Company, and have received oral and written information concerning the Portfolio Company that may be non-public and may be deemed material to a decision to invest in the Interests (the “Portfolio Company Information”), (y) no DC-Related Party will have any duty or responsibility to provide the Subscriber with any Portfolio Company Information, including any information regarding the business, operations, property, financial and other condition and creditworthiness of the Portfolio Company or otherwise review, update or correct any inaccuracy in any such information (or any assumptions upon which such information is based) supplied by it or by any other person and (z) it desires to invest in the Interests as contemplated hereby and it does not and will not have, and it hereby waives, to the fullest extent permitted by applicable law, any claims against all DC-Related Parties as a result of any Portfolio Company Information that may be in their possession. The Subscriber acknowledges and agrees that an investment in the Partnership is not equivalent to an investment in the Portfolio Company.

(k)       Unless otherwise disclosed to the General Partner in writing, the Subscriber will be the sole record and beneficial owner of the Subscriber’s Interest.

(l)       To the full satisfaction of the Subscriber, the Subscriber has been given the opportunity to ask questions of, and receive answers from, the General Partner, its affiliates and/or their respective personnel relating to the Partnership, concerning the terms and conditions of this offering and other matters pertaining to this investment, and has had access to such financial and other information concerning the Partnership as it has considered necessary to make a decision to invest in the Partnership and has availed itself of this opportunity to the full extent desired.

(m)       No representations or warranties have been made to the Subscriber with respect to this investment or the Partnership other than the representations of the General Partner set forth herein, in the Partnership Agreement, or in any side letter executed in connection with this Subscription Agreement, and the Subscriber has not relied upon any representation or warranty not provided herein or therein in making this subscription and the Subscriber understands that the information contained in the Materials, including the risk factors and conflicts of interests is not intended to convey tax or legal advice.

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(n)       If all or part of the funds that the Subscriber is using or will use to purchase the Interest hereby subscribed for are assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title I of ERISA, or a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986 (the “Code”) to which Section 4975 of the Code applies, or an entity the assets of which are deemed to be plan assets pursuant to Department of Labor Regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, as amended:

(i)       The funds so constituting plan assets have been identified in writing to the General Partner in such manner and on such terms and conditions as set forth on Annex I hereto.

(ii)       Its proposed purchase of an Interest is permissible under the documents governing the investment of such plan assets to the extent any such requirements are applicable.

(iii)       In making the proposed purchase of an Interest, it is aware of and has taken into consideration the diversification requirements of Section 404(a)(1) of ERISA and the decision to invest plan assets in the Partnership is consistent with the provisions of ERISA that require diversification in the investment of plan assets to the extent any such requirements are applicable.

(iv)       It has concluded that the proposed purchase of an Interest is prudent and is consistent with other applicable fiduciary responsibilities under ERISA to the extent any such requirements are applicable.

(o)       If the Subscriber is not a “United States person,” as defined below, the Subscriber has heretofore notified the General Partner in writing of its status as such a person and has provided all relevant Internal Revenue Service forms to the General Partner (including, without limitation, IRS Forms W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY) necessary to permit the General Partner to determine the Partnership's or any of its affiliates' withholding obligations. If the Subscriber is a "United States person," as defined below, the Subscriber has provided a duly executed IRS Form W-9 to the General Partner. For this purpose, “United States person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

(p)       The information provided herein and in the Annexes hereto is accurate and complete as of the date hereof. If there should be any material change in any such information prior to the admission of the Subscriber as a Limited Partner to the Partnership, the Subscriber will promptly furnish accurate and complete information concerning such material change to the General Partner.

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(q)       Assuming that the assets of the Partnership do not and will not constitute “plan assets” for purposes of ERISA, the execution and delivery of this Subscription Agreement and the Partnership Agreement by the Subscriber and the performance of its duties and obligations hereunder and thereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Subscriber is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Subscriber is subject.

(r)       The Partnership will not accept the investment of funds by natural persons or entities acting, directly or indirectly, in contravention of any applicable money laundering regulations or conventions of the United States or other international jurisdictions, or directly or indirectly owned or controlled, or acting on behalf of “Specially Designated National or Blocked Persons” or other banned or blocked persons, terrorists, terrorist organizations or narcotics traffickers, including those persons or entities (i) that are included on any relevant list maintained by the United Nations, the North Atlantic Treaty Organization, the Organization for Economic Cooperation and Development, the Financial Action Task Force, the U.S. Office of Foreign Assets Control, the U.S. Securities and Exchange Commission, the U.S. Federal Bureau of Investigation, the U.S. Central Intelligence Agency, and the U.S. Internal Revenue Service, (ii) with whom a citizen of the United States is prohibited from engaging in transactions by any trade embargo, economic sanction, or other prohibition of United States law, rule, regulation or executive order of the President of the United States, (iii) that are foreign shell banks2 or providing banking services indirectly to a foreign shell bank, or (iv) whose funds or assets are beneficially owned, directly or indirectly, by any person or entity that is a citizen of, domiciled in, or organized under the laws of Russia, China, Iran, North Korea, Cuba, Syria, Ukraine or Venezuela or otherwise subject to trade restrictions under United States law, including but not limited to the International Emergency Economic Powers Act, The Trading with the Enemy Act and any rule, regulation or executive order of the President of the United States promulgated thereunder, as any of the items referenced in or contemplated by clause (i), (ii), (iii) or (iv) may be amended, enacted or promulgated from time to time (“Prohibited Investments”). The Subscriber represents and warrants that the proposed subscription for, and subsequent acquisition and holding of, Interests in the Partnership, whether made on the Subscriber’s own behalf or, if applicable, as an agent, trustee, representative, intermediary, nominee, or in a similar capacity on behalf of any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each an “Underlying Beneficial Owner”), is not (nor on behalf of), directly or indirectly, a Prohibited Investment, and further represents and warrants that none of the funds that the Subscriber has paid or contributed, or will pay or contribute to the Partnership has been or will be derived, directly or indirectly, from any activity that contravenes any United States federal or state or international laws and regulations, including anti-money laundering laws and regulations. The Subscriber further represents and warrants that it will promptly notify the Partnership of any change in its status or the status of any Underlying Beneficial Owner(s) with respect to its representations and warranties regarding Prohibited Investments.

2 A “foreign shell bank” is a foreign bank without a physical presence in any country.

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(s)       If the Subscriber is a financial institution subject to the anti-money laundering (“AML”) program requirements of the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and is NOT acting on behalf of one or more Underlying Beneficial Owner(s) in connection with this subscription, the Subscriber represents and warrants that it has adopted and implemented AML programs required by the PATRIOT Act and the regulations promulgated thereunder.

(t)       If the Subscriber is a financial institution subject to the AML program requirements of the PATRIOT Act, and is acting on behalf of one or more Underlying Beneficial Owner(s) in connection with this subscription, the Subscriber represents and warrants that it has (i) implemented a customer identification program as required under Section 326 of the PATRIOT Act and the regulations promulgated thereunder, (ii) conducted the required due diligence on the Underlying Beneficial Owner(s) on whose behalf the Subscriber is acting, and (iii) retained and will continue to retain evidence of any such identities, any such source of funds and any such due diligence.

(u)       The Partnership is, or may in the future become subject to, money laundering statutes, regulations and conventions of the United States or other international jurisdictions, and the Subscriber agrees to execute instruments, provide information, or perform any other acts as may reasonably be requested by the General Partner, or other authorized representative of the Partnership, for the purpose of: (i) carrying out due diligence as may be required by applicable law to establish the identity of (A) the Subscriber, (B) any Underlying Beneficial Owner(s) of the Subscriber and (C) any investors, partners, members, directors, officers, beneficiaries or grantors of the Subscriber, and any Underlying Beneficial Owner(s) of such investors, partners, members, directors, officers, beneficiaries or grantors, as applicable; (ii) maintaining records of identities, or verifications or certifications as to identities; and (iii) taking any other actions as may be required to comply with and remain in compliance with money laundering or related statutes, regulations or conventions applicable to the Partnership.

(v)       The Subscriber authorizes and consents to the General Partner, or other authorized representative of the Partnership, contacting each bank or other financial institution with which the Subscriber maintains an account from which funds used to acquire Interests in the Partnership will be drawn, and verifying with each such bank or other financial institution the identity of the Subscriber.

(w)       The Subscriber authorizes and consents to the General Partner, on behalf of the Partnership, releasing information about the Subscriber and, if applicable, any Underlying Beneficial Owner(s), to the appropriate governmental or regulatory authorities if the General Partner, in its reasonable discretion, determines that it is in the best interests of the Partnership in light of applicable statutes, regulations and conventions concerning Prohibited Investments.

(x)       The Subscriber acknowledges that if, following its investment in the Partnership, the General Partner has knowledge or good faith reason to believe that the Subscriber has made, directly or indirectly, a Prohibited Investment, the General Partner has the right, including as required by United States federal or state or international laws and regulations, to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Partnership. If the Subscriber is required to completely withdraw from the Partnership, the Subscriber shall bear any and all fees and expenses incurred by the General Partner, the Partnership or their respective Affiliates to effect such withdrawal, and to the fullest extent permitted by law, the Subscriber further acknowledges that it will have no claim against the Partnership, the General Partner or any of their respective Affiliates or agents for any form of damages as a result of any of the foregoing actions.

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(y)       Notwithstanding anything expressed or implied to the contrary in this Subscription Agreement, the Partnership Agreement and any other Partnership documents, each Subscriber and prospective investor (and each employee, representative or other agent of each such Subscriber and prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transactions contemplated by this Subscription Agreement, the Materials, the Partnership Agreement and the agreements referred to therein, and all materials of any kind (including opinions or other tax analyses) that are provided to any such persons relating to such tax treatment and tax structure, provided, however, that no Subscriber or prospective investor (and no employee, representative, or other agent thereof) shall take any action that would violate any applicable federal, state or provincial securities laws.

(z)       The Subscriber hereby acknowledges and agrees that Simpson Thacher & Bartlett LLP and its affiliates and any other law firm retained by the General Partner in connection with the organization of the Partnership, the offering of Interests in the Partnership, the management and operation of the Partnership, or any dispute between the General Partner and any Limited Partner, is acting as counsel to the General Partner and as such does not represent or owe any duty to such Limited Partner or to the Limited Partners as a group.

(aa) The Subscriber will promptly provide, at any times requested by the General Partner, any information (or verification thereof) the General Partner deems necessary for (i) the Partnership to enter into an agreement described in Section 1471(b) of the Code, and any information required to comply with the terms of that agreement on an annual or more frequent basis, (ii) the Partnership (or any Alternative Investment Vehicle) to comply with (x) any intergovernmental agreement entered into in connection with Sections 1471 through 1474 of the Code and any U.S. Department of Treasury Regulations, forms, instructions or other guidance issued pursuant thereto, the intergovernmental agreement between the United Kingdom and the Cayman Islands, any law that implements the Organisation for Economic Co-operation and Development’s Common Reporting Standard or any similar regime or (y) any laws or other requirements enacted by any jurisdiction to implement any such intergovernmental agreement or other such regime (such agreements, regimes, laws or other requirements in clauses (i) and (ii) individually a “International Tax Reporting Regime” and, collectively, “International Tax Reporting Regimes”), or (iii) the Partnership (or any Alternative Investment Vehicle) in connection with any tax matters. The Subscriber agrees to waive any provision of foreign law that would, absent a waiver, prevent compliance with such requests and acknowledges that, if the Subscriber fails to provide such waiver, it may be required by the General Partner to withdraw from the Partnership (or any Alternative Investment Vehicle) if necessary to comply with any International Tax Reporting Regime. In addition, the Subscriber acknowledges that if it fails to supply such information on a timely basis, it may be subject to a 30% U.S. withholding tax imposed on (i) U.S.-sourced dividends, interest and certain other income; and (ii) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.

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(bb) With respect to Canadian Investors. The Subscriber, or any ultimate purchaser for which such purchaser is acting as agent, is entitled under applicable Canadian securities laws to purchase the Interests without the benefit of a prospectus qualified under such securities laws, and without limiting the generality of the foregoing is also a “Canadian permitted client” as defined in section 8.26 of NI 31-103.

(cc) The Subscriber is not a person created or used solely to purchase or hold the Interests as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of National Instrument 45-106 – Prospectus Exemptions.

(dd) The Subscriber acknowledges that this Subscription Agreement and the appendices hereto require the Subscriber to provide certain personal information to the Partnership. Such information is being collected by the Partnership for the purposes of completing the offering of Interests, which includes determining the Subscriber’s eligibility to purchase the Interests under applicable securities laws and completing filings required by any securities regulatory authority. The Subscriber’s personal information may be disclosed by the Partnership to: (a) securities regulatory authorities, (b) any regulatory or taxing authorities with jurisdiction of the Partnership and its investments, and (c) any of the other parties involved in the offering of Interests, including legal counsel to the Partnership and may be included in record books in connection with offering of Interests. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby.

(ee) With respect to Canadian Investors. The Subscriber hereby: (i) acknowledges that it has been notified by the Partnership of the delivery to the applicable securities commissions of the full name, residential address, telephone number and email address of the Subscriber; the date of distribution, number of securities purchased and total purchase price; the exemption relied on (including if applicable, the name and position of the director, executive officer, control person or founder with whom the Subscriber claimed a relationship and whether the Subscriber is an insider of the Partnership or a registrant; (ii) acknowledges that this information is being collected by the applicable securities commission under the authority granted in securities legislation, that this information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction, and of the title, business address and business telephone number of the public official in the local jurisdiction, as set out in this form; and (iii) authorizes the indirect collection of the information by the applicable securities commissions. Should the Subscriber have any questions or concerns with respect to the foregoing, the contact information of the public official in the local jurisdiction who can answer such questions or address such concerns about the applicable securities commissions’ indirect collection of personal information is provided below:

Alberta Securities Commission	Office of the Superintendent of Securities
Suite 600, 250 – 5th Street SW	Government of Yukon
Calgary, Alberta T2P 0R4	Department of Community Services
Telephone: (403) 297-6454	307 Black Street, 1st floor
Toll free in Canada: 1-877-355-0585	Box 2703, C-6
Facsimile: (403) 297-2082	Whitehorse, Yukon Y1A 2C6
Telephone: (867) 667-5466
Facsimile: (867) 393-6251
Email:Securities@gov.yk.ca

15

British Columbia Securities Commission	Government of the Northwest Territories
P.O. Box 10142, Pacific Centre	Office of the Superintendent of Securities
701 West Georgia Street	P.O. Box 1320
Vancouver, British Columbia V7Y 1L2	Yellowknife, Northwest Territories X1A 2L9
Toll free in Canada: 1-800-373-6393	Attention: Deputy Superintendent, Legal &
Facsimile: (604) 899-6581	Enforcement
Email: inquiries@bcsc.bc.ca	Telephone: (867) 920-8984
Facsimile: (867) 873-0243

The Manitoba Securities Commission	Nova Scotia Securities Commission
500 - 400 St. Mary Avenue	Suite 400, 5251 Duke Street
Winnipeg, Manitoba R3C 4K5	Duke Tower
Telephone: (204) 945-2548	P.O. Box 458
Toll free in Manitoba 1-800-655-5244	Halifax, Nova Scotia B3J 2P8
Facsimile: (204) 945-0330	Telephone: (902) 424-7768
Facsimile: (902) 424-4625

Financial and Consumer Services Commission (New Brunswick)	Government of Nunavut
85 Charlotte Street, Suite 300	Department of Justice
Saint John, New Brunswick E2L 2J2	Legal Registries Division
Telephone: (506) 658-3060	P.O. Box 1000, Station 570
Toll free in Canada: 1-866-933-2222	1st Floor, Brown Building
Facsimile: (506) 658-3059	Iqaluit, Nunavut X0A 0H0
Email: info@fcnb.ca	Telephone: (867) 975-6590
Facsimile: (867) 975-6594

Government of Newfoundland and Labrador	Ontario Securities Commission
Financial Services Regulation Division	20 Queen Street West, 22nd Floor
P.O. Box 8700	Toronto, Ontario M5H 3S8
Confederation Building	Telephone: (416) 593- 8314
2nd Floor, West Block	Toll free in Canada: 1-877-785-1555
Prince Philip Drive	Facsimile: (416) 593-8122
St. John’s, Newfoundland and Labrador A1B 4J6	Email: exemptmarketfilings@osc.gov.on.ca
Attention: Director of Securities	Public official contact regarding indirect collection of
Telephone: (709) 729-4189	information: Inquiries Officer
Facsimile: (709) 729-6187

Autorité des marchés financiers	Prince Edward Island Securities Office
800, Square Victoria, 22e étage	95 Rochford Street, 4th Floor Shaw Building
C.P. 246, Tour de la Bourse	P.O. Box 2000
Montréal, Québec H4Z 1G3	Charlottetown, Prince Edward Island C1A 7N8
Telephone: (514) 395-0337 or 1-877-525-0337	Telephone: (902) 368-4569
Facsimile: (514) 873-6155 (For filing purposes only)	Facsimile: (902) 368-5283
Facsimile: (514) 864-6381 (For privacy requests only)
Email:
financementdessocietes@lautorite.qc.ca (For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan
Suite 601 - 1919 Saskatchewan Drive
Regina, Saskatchewan S4P 4H2
Telephone: (306) 787-5879
Facsimile: (306) 787-5899

16

(ff) The Subscriber confirms that it is its wish that this Subscription Agreement, as well as any other documents relating to this Subscription Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les souscripteurs confirment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.

2.2       Investor Awareness. The Subscriber acknowledges that the Subscriber is aware that:

(a)       No federal or state agency has passed upon the Interests or made any finding or determination as to the fairness of this investment. The Partnership Agreement has not been filed with the Securities and Exchange Commission or with any securities administrator under state or other securities laws.

(b)       There are substantial risks incident to the purchase of Interests, including the information materials that were provided by the General Partner.

(c)       There are substantial restrictions on the transferability of the Interests under the Partnership Agreement and under applicable law; there is no established market for the Interests and no public market for the Interests will develop; the Interests will not be, and investors in the Partnership have no rights to require that the Interests be, registered under the 1933 Act or the securities laws of the various states and therefore cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered or unless an exemption from such registration is available; the Subscriber may have to hold the Interest herein subscribed for and bear the economic risk of this investment indefinitely and it may not be possible for the Subscriber to liquidate its investment in the Partnership.

(d)       With respect to the tax and other legal consequences of an investment in the Interest, the Subscriber is relying solely upon the advice of its own tax and legal advisors and not upon the general discussion of such matters set forth in the information materials that were provided by the General Partner.

(e)       The General Partner and its affiliates will receive substantial compensation in connection with the Partnership irrespective of the success of its operation and, to the extent permitted by the Partnership Agreement, the General Partner and its affiliates are (and in the future may continue to be) engaged in businesses that are competitive with that of the Partnership. Subject to the restrictions contained in the Partnership Agreement, the Subscriber agrees and consents to these activities of the General Partner and its affiliates even though there are conflicts of interest inherent in such activities and even though the Subscriber will have no interest in such activities except as set forth in the Partnership Agreement.

17

(f)       The Subscriber will be subject to the default provisions set forth in the Partnership Agreement in the event the Subscriber fails to make capital contributions as required under the Partnership Agreement.

(g)       By submitting its subscription for the Interest, the Subscriber agrees to comply with and be bound by the terms of the Partnership Agreement, including, without limitation, the irrevocable appointment of the General Partner, and the successors and assigns of the General Partner, as the Subscriber’s true and lawful attorney-in-fact with the power and authority set forth in Section 11.2 of the Partnership Agreement, subject to any side letters executed in connection with this Subscription Agreement.

(h)       With respect to Canadian Investors. The distribution of the Interests in Canada is being made on a private placement basis only and is exempt from the requirement that the Partnership prepares and files a prospectus with the relevant Canadian securities regulatory authorities. Accordingly, any resale of the Interests must be made in accordance with applicable Canadian securities laws which may require resales to be made in accordance with prospectus and dealer registration requirements or exemptions from the prospectus and dealer registration requirements. These resale restrictions may in some circumstances apply to resales of the Interests outside of Canada. Canadian purchasers are advised to seek legal advice prior to any resale of the Interests. The Partnership is not a “reporting issuer”, as such term is defined under applicable Canadian securities laws, in any province or territory of Canada. Canadian Subscribers are advised that the Partnership is not required to file a prospectus or similar document with any securities regulatory authority in Canada qualifying the resale of the Interests to the public in any province or territory of Canada.

2.3       Additional Information. The Subscriber shall provide the information requested in the Annexes hereto and agrees to provide such information and execute and deliver such documents with respect to itself and its direct and indirect beneficial owners as the General Partner and/or the Partnership may from time to time reasonably request to verify the accuracy of the Subscriber’s representations and warranties herein, establish the identity of the Subscriber and the direct and indirect participants in its investment in Interests, to the extent applicable and/or to comply with any law, rule or regulation to which the Partnership, the Partnership’s existing or potential Investments, the General Partner, and/or the Investment Adviser may be subject, including, without limitation, compliance with anti-money laundering laws and regulations or for any other reasonable purpose.

SECTION 3

3.1       General Partner Representations. The General Partner represents to the Subscriber as follows:

(a)       The General Partner is empowered, authorized and qualified to enter into this Subscription Agreement, individually and on behalf of the Partnership, the Partnership Agreement and any side letter with respect to such Subscriber, and to become the general partner of the Partnership, and the person signing this Subscription Agreement, the Partnership Agreement and any side letter with respect to such Subscriber on behalf of the General Partner has been duly authorized by the General Partner to do so.

18

(b)       The execution and delivery of this Subscription Agreement, the Partnership Agreement and any side letter by the General Partner and the performance of its duties and obligations hereunder and thereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the General Partner is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the General Partner is subject.

(c)       The General Partner is not in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) under any representation or warranty, or in the performance of any obligation, agreement or condition contained in this Subscription Agreement or in the Partnership Agreement, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which it is a party or by which it is bound or to which its properties are subject, nor is it in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the General Partner or the Partnership or impair the General Partner’s ability to carry out its obligations under this Subscription Agreement, the Partnership Agreement or any side letter.

(d)       There is no litigation, investigation or other proceeding pending or, to the knowledge of the General Partner, threatened against the General Partner or its affiliates which, if adversely determined, would materially adversely affect the business or financial condition of the General Partner or the ability of the General Partner to perform its obligations under this Subscription Agreement, the Partnership Agreement or any side letter.

SECTION 4

4.1       Conditions to Closing. The Subscriber’s obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the Closing Date on which the Subscriber will be admitted as a limited partner in the Partnership, of the following conditions:

(a)       Partnership Agreement. The Partnership Agreement shall have been authorized, executed and delivered by or on behalf of the General Partner and all filings shall have been made as required by the Delaware Revised Uniform Limited Partnership Act.

(b)       Performance. The Partnership and the General Partner shall have duly performed and complied in all material respects with all agreements and conditions contained in this Subscription Agreement required to be performed or complied with by them prior to or at the Closing Date on which the Subscriber will be admitted as a limited partner in the Partnership.

19

SECTION 5

5.1       Indemnity. The Subscriber understands that the information provided herein will be relied upon by the Partnership for the purpose of determining the eligibility of the Subscriber to purchase an Interest in the Partnership. The Subscriber agrees to notify the General Partner immediately if any representation or warranty or information contained in this Subscription Agreement becomes untrue at any time. The Subscriber agrees, to the fullest extent permitted by law, to indemnify and hold harmless the General Partner, Digital Bridge, Colony, the Partnership and the Limited Partners against any and all losses, liabilities, claims, damages and expenses whatsoever (including attorneys’ fees and disbursements, judgments, fines and amounts paid in settlement) arising out of or based upon any breach or failure by the Subscriber to comply with any representation, warranty, covenant or agreement made by it herein or in any other document furnished by it to any of the foregoing pursuant to this Subscription Agreement.

5.2       Acceptance or Rejection.

(a)       At any time prior to the Closing Date on which the Subscriber will be admitted as a limited partner in the Partnership and notwithstanding the Subscriber’s prior receipt of a notice of acceptance of the Subscriber’s subscription, the General Partner shall have the right to accept or reject this subscription in whole or in part for any reason whatsoever. If this subscription is not accepted by the General Partner on the Closing Date, this subscription shall be deemed to be rejected.

(b)       If this subscription is accepted, the General Partner promptly shall notify the Subscriber of such acceptance and the General Partner will execute a copy of this Subscription Agreement and the Partnership Agreement and return a copy to the undersigned.

(c)       In the event of rejection of this subscription or if, for any reason whatsoever, the formation of the Partnership is not completed prior to the last date specified for the Closing on which the Subscriber will be admitted as a limited partner in the Partnership in Section 1.3, the General Partner promptly thereupon shall return to the Subscriber the copies of this Subscription Agreement and the Partnership Agreement and any other documents submitted herewith, and this Subscription Agreement and the Partnership Agreement shall have no further force or effect thereafter.

5.3       Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.4       Revocability. Except as otherwise provided herein, this Subscription Agreement may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the General Partner.

5.5       Notices. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be considered properly given and received when personally delivered to the party entitled thereto, or when sent by facsimile with confirmation of transmission received, or by overnight courier when delivered to the address set forth below, or seven (7) business days after being sent by certified United States mail, return receipt requested, in a sealed envelope, with postage prepaid, addressed, if to the Partnership or to the General Partner, c/o DC Front Range GP, LLC, 750 Park of Commerce Drive, Boca Raton, FL 33487 with a copy to Colony Capital Inc., 515 South Flower Street, 44th Floor, Los Angeles, CA 90071, and, if to the Subscriber, to the address set forth below the Subscriber’s signature on the counterpart of this Subscription Agreement which the Subscriber originally executed and delivered to the Partnership; provided, however, that any notice sent by facsimile shall be promptly followed by a copy of such notice sent by mail or overnight courier in the manner described herein. The Partnership or the Subscriber may change its address by giving notice to the other.

20

5.6       Counterparts. This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

5.7       Successors. Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees and legal representatives. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, trustees and legal representatives.

5.8       Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber. Any purported assignment of this Subscription Agreement shall be null and void.

5.9       Entire Agreement. This Subscription Agreement, the Annexes attached hereto and the Partnership Agreement (it being acknowledged and agreed that the General Partner or the Partnership may enter into other written agreements with Limited Partners, executed contemporaneously with the admission of such Limited Partners to the Partnership or thereafter, affecting the terms of this Subscription Agreement or the Partnership Agreement in order to meet certain requirements of such Limited Partners, and to the extent the terms of any other such written agreement are inconsistent with the terms of this Subscription Agreement or the Partnership Agreement, the terms of such other written agreement shall prevail over the inconsistent provisions of this Subscription Agreement as regards the Limited Partner or Limited Partners who are parties to or otherwise are entitled to the benefits of such other written agreement) contain the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof other than the terms of any side letter executed by the Subscriber and the General Partner in connection herewith.

5.10       APPLICABLE LAW. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICT OR CHOICE OF LAWS.

21

5.11       Survival. The representations and warranties in Sections 2.1, 2.2 and 3.1 and the provisions of Section 5.1 shall, in the event this subscription is accepted, survive such acceptance and the formation and dissolution of the Partnership.

[Remainder of Page Intentionally Left Blank]

22

SIGNATURE PAGE FOR

DC FRONT RANGE HOLDINGS I, LP

SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of _____________________, 201__.

Signature of Subscriber
(if individual)

Name:
(Print Name of Subscriber)

Amount of Capital Commitment:	Signature of Subscriber
(if other than individual)
$____________________
Name:

Name of Subscriber:

By:
Name:
Title:
(Print Name and Title of Person Signing on Behalf of Subscriber)

Subscriber’s Name, Mailing Address
and Tax Identification Number:
(Name)
(Street)

(City)	(State)	(Zip Code)

(Telephone Number)	______ — ___________________________
(Facsimile Number)	______ — ___________________________

(Tax Identification or Social Security Number)	____________________________

23

SIGNATURE PAGE FOR

DC FRONT RANGE HOLDINGS I, LP

SUBSCRIPTION AGREEMENT

The foregoing subscription is hereby accepted by the General Partner on behalf of the Partnership, and the terms of the foregoing Subscription Agreement are agreed to by the Partnership and the General Partner, as of ___ ________, 201__.

Amount of Capital Commitment Accepted:	$____________________

DC FRONT RANGE HOLDINGS I, LP

	By:	DC Front Range GP, LLC,
its General Partner

By:
Name:
Title:

24

ANNEX I
TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

Verification of ERISA Status

1.	Please indicate whether the Subscriber is, or is acting on behalf of, (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975(e)(1) of the Code, including without limitation, an individual retirement account, that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include plan assets by reason of such a plan’s investment in such entity or (iv) an entity that otherwise constitutes a benefit plan investor within the meaning of Department of Labor Regulation, 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, as amended (the “Plan Assets Rules”) (each of (i), (ii), (iii) and (iv), a “Benefit Plan Investor”).

☐        Yes☐        No

2.	If you checked "Yes" to Question #1, please check all boxes that describe the Subscriber or the entity that the Subscriber is acting on behalf of:

☐ an “employee benefit plan” within the meaning of Section 3(3)
of ERISA or a “plan” as described in Section 4975(e) of the Code that is subject to Title I of ERISA or Section 4975 of the Code
(e.g., a 401(k) plan).

☐ an individual retirement account (IRA) or an individual retirement annuity.

☐ an entity or fund whose underlying assets include “plan assets”
by reason of a plan's investment in such entity (e.g., an insurance company separate account or an entity in which 25% or more of a class of equity interest is held by Benefit Plan Investors
(calculated in accordance with the Plan Assets Rules)).  Please indicate for the entire period in which the Subscriber will hold the
Interest, the maximum percentage of the investment that will constitute “plan assets” as defined in Section 3(42) of ERISA:
_____%.  A Subscriber that cannot provide the foregoing
percentage herby acknowledges that for purposes of determining whether Benefit Plan Investors own less than 25% of each class of equity interests of the Partnership, 100% of the investment shall be treated as “plan assets”.

☐ an insurance company general account, the underlying assets of which include “plan assets.”  Please indicate for the entire period in which the Subscriber will hold the Interest, the maximum
percentage of the general account that will constitute “plan assets”
for purposes of Title I of ERISA: _____%.  A Subscriber that is an insurance company acting on behalf of its general account that cannot provide the foregoing percentage hereby acknowledges
that for purposes of determining whether Benefit Plan Investors own less than 25% of each class of equity interests of the
Partnership, 100% of the assets of its general account shall be treated as “plan assets.”

☐ Other:
_________________________________________________
_________________________________________________
_________________________________________________

25

3.	Please indicate whether the Subscriber is a person who has discretionary authority or control with respect to the assets of the Partnership or any person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of such person (hereinafter, a "Controlling Person").

☐        Yes☐        No

4.	If you checked "Yes" to Question #1, please indicate whether the Subscriber is represented by a "sophisticated investor". A "sophisticated investor" is (i) a bank as defined in Section 202 of the Investment Advisers Act of 1940 or similar institution that is regulated and supervised and subject to periodic examination by a State or federal agency; (ii) an insurance carrier which is qualified under the laws of more than one State to perform the services of managing, acquiring or disposing of assets of a benefit plan; (iii) an investment adviser registered under the Investment Advisers Act of 1940 or, if not registered as an investment adviser under the Investment Advisers Act of 1940 by reason of paragraph (1) of Section 203A of the Investment Advisers Act of 1940, is registered as an investment adviser under the laws of the State (referred to in such paragraph (1)) in which it maintains its principal office and place of business; (iv) a broker-dealer registered under the Securities Exchange Act of 1934; or (v) a fiduciary that holds, or has under management or control, total assets of at least $50 million.

☐        Yes☐        No

26

5.	If you checked "Yes" to Question #1, please acknowledge the following:

With respect to the transfer of the Interest to the Subscriber or to a subsequent transferee, as applicable, the Subscriber hereby represents and warrants and each such transferee will be required to represent and warrant that either (i) it is not (and is not acting on behalf or using the assets of) (A) an “employee benefit plan ” subject to ERISA, (B) a “plan” subject to Section 4975 of the Code, or (C) an entity whose underlying assets include “plan assets” by reason of a plan's investment in the entity or (ii) it is an entity described in (i) and the purchase, holding and disposition of an Interest will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available. Any purported transfer of an Interest to a Subscriber or subsequent transferee, as applicable, that does not comply with the requirements of this provision may be voided by the General Partner.

☐        Please check to acknowledge the above.

6.	Please indicate whether the Subscriber is, and for as long as it has any interest in the Partnership will be, subject to any federal, State, local, non-US or other law or regulation that contains one or more provisions that are substantially similar to any of the fiduciary responsibility or prohibited transaction rules contained in Title I of ERISA or Section 4975 of the Code ("Similar Law").

☐        Yes☐        No

7.	If you checked "Yes" to Question #1 or Question #6, please acknowledge the following:
a.	the fiduciary of the Subscriber agrees that none of the Partnership, the General Partner nor any of their employees, representatives or affiliates have (1) provided any advice or recommendation with respect to the management of any Interest or the advisability of acquiring, holding, disposing or exchanging any Interest, or (2) directed any advice specifically to, or rendered any advice based on the particular needs of, the Subscriber; (B) the fiduciary has taken into consideration its fiduciary duties under ERISA or any Similar Law, including, if applicable, the diversification requirements of Section 404(a)(1)(C) of ERISA, in authorizing the plan's investment in Interests, and has concluded that such investment is prudent; (C) the plan's subscription to invest in Interests is in accordance with the terms of the plan's governing instruments and complies with all applicable requirements of ERISA and Section 4975 of the Code (or, as applicable, Similar Law); (D) the fiduciary is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies; (E) the fiduciary acknowledges fiduciary status under ERISA or the Code (or, as applicable, Similar Law) with respect to the investment and is responsible for exercising independent judgment in evaluating the investment; and (F) to the extent the Subscriber represents that it is subject to Similar Law, in no event shall the assets of the Partnership be deemed to be subject to such Similar Law.

☐       Please check to acknowledge the above.

27

ALL SUBSCRIBERS TO REVIEW AND ACKNOWLEDGE THE FOLLOWING:

8.	If the Subscriber, or the entity for which the Subscriber is acting, is an insurance company acting on behalf of its general account, the underlying assets of which include “plan assets,” or an entity whose underlying assets include "plan assets" by reason of a Benefit Plan Investor's investment in the entity, the Subscriber hereby covenants that if, after its initial acquisition of the Interest, at any time during any calendar quarter, the percentage of the assets of such general account or investment (as reasonably determined by the Subscriber) that constitute “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code exceeds the maximum percentage limit set forth above in Question #2, then such Subscriber shall promptly notify the General Partner of such circumstance and the General Partner may require the Subscriber to dispose of all or a portion of the Interest by the end of the following calendar quarter.

☐       Please check to acknowledge the above.

9.	The Subscriber acknowledges that for purposes of determining whether Benefit Plan Investors hold less than twenty-five percent (25%) of the value of each class of equity interest of the Partnership, the value of any equity interest of the Partnership held by Controlling Persons that are not Benefit Plan Investors will be disregarded. The Subscriber acknowledges that, unless specifically allowed by the General Partner, no purchase of an Interest by or proposed transfer of an Interest to a person that has represented that it is a Benefit Plan Investor within the meaning of the Plan Assets Rules or to a Controlling Person will be permitted to the extent that such purchase or transfer would result in persons that have represented that they are Benefit Plan Investors owning 25% or more of the outstanding Interests immediately after such purchase or proposed transfer (such percentage determined in accordance with the Plan Assets Rules).

☐       Please check to acknowledge the above.

10.	The Subscriber acknowledges that the foregoing representations in this Annex I shall be deemed made on each day from the date the Subscriber makes such representations through and including the date on which such Subscriber disposes of the Interest. The Subscriber understands and agrees that the information supplied above and in this Subscription Agreement, will be utilized and relied upon by the General Partner to determine whether Benefit Plan Investors own less than 25% of any class of equity interest of the Partnership, both upon the original issuance of the Interests and upon any subsequent transfer of any equity interest in the Partnership, including, without limitation, the Interests for any reason. The Subscriber (or the Subscriber on behalf of a beneficial owner) covenants and agrees that it will promptly notify the General Partner of any change in its status which affects its representations as set forth above and that the General Partner may require the Subscriber to dispose of all or a portion of the Interest by the end of the following calendar quarter.

☐       Please check to acknowledge the above.

11.	The Subscriber acknowledges and agrees that its investment in and transfers and redemptions of Interests may be limited or disallowed in connection with the representations made above in Question #4 and Question #6.

☐       Please check to acknowledge the above.

28

ANNEX II

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a purchaser of a U.S. real property interest must withhold tax if the seller is a foreign person. Section 1446 of the Internal Revenue Code provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner’s allocable share of the partnership’s effectively connected taxable income, if the partner is a foreign person. To inform (i) a purchaser of a U.S. real property interest from the Partnership that withholding of tax is not required based on the status of the Subscriber and (ii) the Partnership that the provisions of Section 1446 do not apply, the Subscriber hereby certifies the following:

1.       The Subscriber is not a nonresident alien for purposes of U.S. federal income taxation and is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and U.S. Income Tax Regulations).

2.       The Subscriber’s Tax Identification or Social Security Number is ___________________.

3.       The Subscriber’s principal address is

The undersigned, on behalf of the Subscriber, (i) agrees to notify the Partnership within sixty (60) days of the date the Subscriber becomes a foreign person and (ii) understands that this certification may be disclosed to the Internal Revenue Service by a purchaser of a U.S. real property interest from the Partnership, or by the Partnership itself, and that any false statement made herein could be punished by fine, imprisonment or both.

29

SIGNATURE PAGE FOR

DC FRONT RANGE HOLDINGS I, LP.

CERTIFICATION OF NON-FOREIGN STATUS

Under penalties of perjury, the undersigned, on behalf of the Subscriber, declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete.

Signature of Subscriber
(if individual)

Name:
(Print Name of Subscriber)

Signature of Subscriber
(if other than individual)

Name:
(Print Name of Subscriber)

By:
Name:
Title:
(Print Name and Title of Person Signing
on Behalf of Subscriber)

30

ANNEX III

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP
WITHHOLDING EXEMPTION CERTIFICATE

The attached California Form 590 need only be completed by California entities that meet the description of any of the eight categories set forth on the face of such form.

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YEAR	☐	CALIFORNIA FORM

2015 Withholding Exemption Certificate	590
The payee completes this form and submits it to the withholding agent.
Withholding Agent (Type or print)
Name

Payee

Name	☐ SSN or ITIN ☐ FEIN ☐ CA Corp no. ☐ CA SOS file no.

Address (apt./ste., room, PO Box, or PMB no.)

City (If you have a foreign address, see instructions.)	State	ZIP Code

Exemption Reason

Check only one reason box below that applies to the payee.

By checking the appropriate box below, the Payee certifies the reason for the exemption from the California income tax withholding requirements on payment(s) made to the entity or individual.

☐	Individuals — Certification of Residency:

I am a resident of California and I reside at the address shown above. If I become a nonresident at any time, I will promptly notify the withholding agent. See instructions for General Information D, Definitions.

☐	Corporations:

The corporation has a permanent place of business in California at the address shown above or is qualified through the California Secretary of State (SOS) to do business in California. The corporation will file a California tax return. If this corporation ceases to have a permanent place of business in California or ceases to do any of the above, I will promptly notify the withholding agent. See instructions for General Information D, Definitions.

☐	Partnerships or Limited Liability Companies (LLCs):

The partnership or LLC has a permanent place of business in California at the address shown above or is registered with the California SOS, and is subject to the laws of California. The partnership or LLC will file a California tax return. If the partnership or LLC ceases to do any of the above, I will promptly inform the withholding agent. For withholding purposes, a limited liability partnership (LLP) is treated like any other partnership.

☐	Tax-Exempt Entities:

The entity is exempt from tax under California Revenue and Taxation Code (R&TC) Section 23701 ______ (insert letter) or Internal Revenue Code Section 501(c) ______ (insert number). If this entity ceases to be exempt from tax, I will promptly notify the withholding agent. Individuals cannot be tax-exempt entities.

☐	Insurance Companies, Individual Retirement Arrangements (IRAs), or Qualified Pension/Profit Sharing Plans:

The entity is an insurance company, IRA, or a federally qualified pension or profit-sharing plan.

☐	California Trusts:

At least one trustee and one noncontingent beneficiary of the above-named trust is a California resident. The trust will file a California fiduciary tax return. If the trustee or noncontingent beneficiary becomes a nonresident at any time, I will promptly notify the withholding agent.

☐	Estates — Certification of Residency of Deceased Person:

I am the executor of the above-named person’s estate or trust. The decedent was a California resident at the time of death. The estate will file a California fiduciary tax return.

☐	Nonmilitary Spouse of a Military Servicemember:

I am a nonmilitary spouse of a military servicemember and I meet the Military Spouse Residency Relief Act (MSRRA) requirements. See instructions for General Information E, MSRRA.

CERTIFICATE OF PAYEE: Payee must complete and sign below.

Under penalties of perjury, I hereby certify that the information provided in this document is, to the best of my knowledge, true and correct. If conditions change, I will promptly notify the withholding agent.

Payee’s name and title (type or print) ____________________________________Telephone ( ) __________________
Payee’s signature ► ________________________________________________________Date ___________________

☐	For Privacy Notice, get FTB 1131 ENG/SP.	7061153	Form 590 C2 2014	☐

ANNEX IV

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

Verification of Status as an “Accredited Investor”

The Subscriber represents and warrants that he/she is an "accredited investor" within the meaning of Regulation D under the Securities Act and has initialed the applicable statements below pursuant to which the Subscriber so qualifies.

For Individuals:

PLEASE INITIAL ALL APPLICABLE STATEMENTS BELOW

1.	_____	The Subscriber's own net worth, taken together with the net worth of the Subscriber's spouse if applicable exceeds $1,000,000.[3]

2.	_____	The Subscriber had a gross individual gross income in excess of $200,000 (or joint income with the Subscriber's spouse in excess of $300,000) in each of the two previous years and reasonably expects a gross individual income in excess of $200,000 (or joint income with the Subscriber's spouse in excess of $300,000) this year.

3.	_____	The Subscriber is a director or executive officer of the Partnership or a director, executive officer or managing member of the General Partner.

4.	_____	The Subscriber has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of investing in the Interests.

For Entities:

PLEASE INITIAL ALL APPLICABLE STATEMENTS BELOW

1.	_____	The Subscriber has total assets in excess of $5,000,000 AND was not formed for the specific purpose of acquiring the securities offered, AND is any of the following:
• a corporation;

3	For purposes of this Subscription Agreement, “net worth” means the excess of the fair value of a Subscriber’s total assets (excluding the fair value of the Subscriber’s primary residence) over the fair value of such Subscriber’s liabilities (excluding any debt secured by the Subscriber’s primary residence up to the fair value of such property unless such debt was incurred within 60 days prior to the date hereof). Any debt secured by the Subscriber’s primary residence in an amount exceeding the fair value of such property, as well as any debt secured by such residence that was incurred within 60 days prior to the date hereof, must be included as a liability in determining the Subscriber’s net worth.

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• a partnership;
• a Massachusetts or similar business trust;
• an organization described in Section 501(c)(3) of the Internal Revenue Code; OR
• a plan established and maintained by a state of the United States, its political subdivisions, or any agency or instrumentality of a state of the United States or its political subdivisions, for the benefit of its employees that has total assets in excess of $5,000,000.

2.	_____	The Subscriber is any of the following:
• a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity;
• a broker or dealer;
• an insurance company;
• an investment company or a business development company under the Investment Company Act of 1940, as amended;
• a private business development company under the Investment Advisers Act of 1940; or
• a Small Business Investment Company licensed by the U.S. Small Business Administration.

3.	_____	The Subscriber is an employee benefit plan within the meaning of ERISA and:
• investment decisions for the plan are made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, a savings and loan association, insurance company or investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940;
• the plan has total assets in excess of $5,000,000; or
• the plan is a self-directed plan and investment decisions for such plan are made by any Person that is an "accredited investor" within the meaning of Regulation D under the Securities Act.

4.	_____	The Subscriber is a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

5.	_____	The Subscriber is an entity as to which all the equity owners (or, in the case of a trust, all the income beneficiaries) are accredited investors. If only this statement (4) has been initialed (i.e., not 1, 2, or 3), please have each equity owner (or, in the case of a trust, each income beneficiary) fill out and sign the above questionnaire for Individuals or this questionnaire for Entities, as applicable. Please feel free to make copies of these pages for each equity owner (or income beneficiary).

34

ANNEX V

TO THE SUBSCRIPTION AGREEMENT OF

DC FRONT RANGE HOLDINGS I, LP

Verification of Status as “One Person” under the 1940 Act

You represent and warrant that the Interest purchased by you shall be deemed to be beneficially owned by one person (or such greater number as you have separately disclosed in writing to the General Partner) within the meaning of the United States Investment Company Act of 1940, as amended, and you have answered “Yes” or “No,” as applicable, to each of the statements below.

PLEASE INDIcaTE YOUR ANSWER TO EACH STATEMENT BELOW

1.	Yes ☐	No ☐	Your investment in the Partnership constitutes more than 40% of your committed capital or total assets.
2.	Yes ☐	No ☐	You have been formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring an Interest in the Partnership.
3.	Yes ☐	No ☐	You are a registered investment company under the Investment Company Act or are required to register as an investment company under the Investment Company Act.
4.	Yes ☐	No ☐

You were formed prior to April 30, 1996, and you would be required to register as an investment company under the Investment Company Act but for your reliance on an exemption pursuant to Section 3(c)(1) or 3(c)(7) thereof.

If you answered “Yes” to any of statements 1 through 4, please indicate the number of beneficial holders of your outstanding securities: ______________. Also, please note that additional information may be requested of you prior to acceptance of your subscription.

5.	Yes ☐	No ☐

A.  You are a participant-directed defined contribution plan, or a partnership or other investment vehicle, in which your partners or participants have or will have discretion as to their participation (or level thereof) indirectly in your investment in the Partnership.

	Yes ☐	No ☐

B.  You are a participant-directed defined contribution plan, or a partnership or other investment vehicle, in which your partners or participants have or will have discretion as to investments made by you in the Partnership.

35

6.	Yes ☐	No ☐

A.  You are (i) a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees or (ii) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not it is subject to the provisions of Title I of ERISA, including any U.S. governmental plan, foreign governmental plan or private U.S. or foreign pension plan.

	Yes ☐	No ☐	B. If you answered “Yes” to statement 6.A above: (1) Is participation in the plan involuntary or compulsory?
	Yes ☐	No ☐	(2) Is an employee’s level of participation in the plan determined by the employee?
	Yes ☐	No ☐	(3) Are any contributions to the plan funded by the employee?

36

ANNEX VI

TO THE SUBSCRIPTION AGREEMENT OF

DC FRONT RANGE HOLDINGS I, LP

Verification of Status as a “Qualified Purchaser” or “Knowledgeable Employee”

You represent and warrant that you are a “Qualified Purchaser” within the meaning of the United States Investment Company Act of 1940, as amended, and have answered “Yes” or “No” to the applicable statements below pursuant to which you so qualify.

PLEASE INDIcaTE YOUR ANSWER TO EACH STATEMENT BELOW

1.	Yes ☐	No ☐

You are an entity:

•      to which neither Question 1 nor Question 2 contained in Annex V applied;

•      which either (a) is not relying on an exemption from registration as an investment company pursuant to Section 3(c)(1) or 3(c)(7) under the Investment Company Act; or (b) is relying on section 3(c)(1) or 3(c)(7) of the Investment Company Act to avoid registration as an investment company and either (i) was formed after April 30, 1996, or (ii) if formed on or before April 30, 1996, all of your beneficial owners acquired their interest in you and have unanimously consented to your treatment as a Qualified Purchaser on or before April 30, 1996;

•      which is acting for its own account or the accounts of other Qualified Purchasers; AND

•      which in the aggregate owns and/or invests on a discretionary basis not less than $25,000,000 in “investments.”[4]

4	Please read Annex A to this Subscription Agreement for information regarding what constitutes an “investment” and for information regarding the valuation of any such “investment.”

37

2.	Yes ☐	No ☐

You are an entity:

•     to which neither Question 1 nor Question 2 contained in Annex V applied;

•     which either (a) is not relying on an exemption from registration as an investment company pursuant to Section 3(c)(1) or 3(c)(7) under the Investment Company Act; or (b) is relying on section 3(c)(1) or 3(c)(7) of the Investment Company Act to avoid registration as an investment company and either (i) was formed after April 30, 1996, or (ii) if formed on or before April 30, 1996, all of your beneficial owners acquired their interest in you and have unanimously consented to your treatment as a Qualified Purchaser on or before April 30, 1996;

•     which owns not less than $5,000,000 in “investments”; AND

•     which is, or is directly or indirectly owned entirely by or for, a “Family Company.”[5]

3.	Yes ☐	No ☐

You are an entity:

•     to which neither Question 1 nor Question 2 contained in Annex V applied;

•     which either (a) is not relying on an exemption from registration as an investment company pursuant to Section 3(c)(1) or 3(c)(7) under the Investment Company Act; or (b) is relying on section 3(c)(1) or 3(c)(7) of the Investment Company Act to avoid registration as an investment company and either (i) was formed after April 30, 1996, or (ii) if formed on or before April 30, 1996, all of your beneficial owners acquired their interest in you and have unanimously consented to your treatment as a Qualified Purchaser on or before April 30, 1996; AND

•     which is a trust (other than a trust covered by 2 above) for which the investment in the Partnership is directed by a Qualified Purchaser AND in which each settlor or other person who has contributed assets is a Qualified Purchaser.

4.	Yes ☐	No ☐	You are an entity (other than an entity formed prior to April 30, 1996 that would be required to register as an investment company under the Investment Company Act but for an exemption under Section 3(c)(1) or 3(c)(7) thereunder) as to which all the equity holders are “Qualified Purchasers” (taking into account the need to look through certain entities under applicable law). If you have answered “Yes” only to this statement 4, please have each equity owner fill out the Investor Questionnaire. Please feel free to make copies of these pages for each equity owner.

5	A “Family Company” means any entity that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established by or for the benefit of such persons.

38

5.	Yes ☐	No ☐	You are a natural person who beneficially owns not less than $5,000,000 in “investments” either separately or jointly or as community property with your spouse.[6]
6.	Yes ☐	No ☐	You are a natural person, acting for your own account, or for the account of other “Qualified Purchasers,” who in the aggregate own(s) and invest(s) on a non-discretionary basis, not less than $25,000,000 in “investments.”

Question 7 to be answered ONLY by “insiders” of the Partnership or the General Partner:

7.	Yes ☐	No ☐

With respect to the Partnership or the General Partner, you are:

•      a director, trustee, general partner, managing member, or advisory board member;

•      an executive officer;[7] OR

•     an employee[8] who regularly participates in the investment activities of the Partnership (or affiliated funds) and has performed such role with respect to these or other funds for at least 12 months.

6	Please read Annex A to this Subscription Agreement for information regarding what constitutes an “investment” and for information regarding the valuation of any such “investment.”

7	Includes any (a) president, (b) vice president in charge of a business unit, division or function or (c) any other person who performs a policy-making function.

8	Excludes employees performing solely clerical, secretarial or administrative functions.

39

ANNEX VII

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

Verification of Status for U.S. Tax Purposes

The Subscriber is a Tax Exempt Limited Partner (as such term is defined in Article One of the Partnership Agreement).

Yes ☐ No ☐ (Please check either yes or no).

If the Subscriber is treated as a flow-through entity for U.S. federal income tax purposes (e.g., a partnership or a limited liability company), does the Subscriber have any partners or members that are “Tax Exempt Limited Partners” as such term is defined in Article One of the Partnership Agreement?

Yes ☐ No ☐ (Please check either yes or no).

If the above question was answered “Yes,” does the Subscriber wish to be considered a “Tax Exempt Limited Partner” for all purposes under the Partnership Agreement?

Yes ☐ No ☐ (Please check either yes or no).

The Subscriber is a Non-United States Limited Partner (as such term is defined in Article One of the Partnership Agreement).

Yes ☐ No ☐ (Please check either yes or no).

If the Subscriber is treated as a flow-through entity for U.S. federal income tax purposes (e.g., a partnership or a limited liability company), does the Subscriber have any partners or members that are not United States persons?

Yes ☐ No ☐ (Please check either yes or no).

If the above question was answered “Yes,” does the Subscriber wish to be considered a “Non-United States Limited Partner” for all purposes under the Partnership Agreement?

Yes ☐ No ☐ (Please check either yes or no).

Is the Subscriber treated as a flow-through vehicle for U.S. federal income tax purposes (e.g., a grantor trust, a partnership, or an S-Corporation)?

Yes ☐ No ☐ (Please check either yes or no).

40

If the question above was answered “Yes,” please indicate:

Whether or not more than 50 percent of the value of the ownership interest of any beneficial owner in the Subscriber is (or at any time during the term of the Partnership be) attributable to the Subscriber’s (direct or indirect) interest in the Partnership; or

Yes ☐ No ☐ (Please check either yes or no).

Whether or not it is a principal purpose of the Subscriber’s participation in the Partnership to permit the Partnership to satisfy the 100 partner limitation contained in U.S. Treasury Regulation Section 1.7704-1(h)(3).

Yes ☐ No ☐ (Please check either yes or no).

What percentage of the Subscriber is owned by persons or entities that are not United States persons?

________%

Is the Subscriber an integral part or controlled entity of a foreign sovereign entitled to the benefits of Section 892 of the Code?

Yes ☐ No ☐ (Please check either yes or no).

Is the Subscriber (i) a qualified foreign pension fund, or (ii) an entity all of the interests of which are held by a qualified foreign pension fund? For purposes of this question, a “qualified foreign pension fund” is a corporation, trust or other arrangement which (1) is created or organized outside of the United States, (2) is established to provide retirement or pension benefits to current or former employees of one or more employers in consideration for services rendered, (3) does not have a single participant or beneficiary with a right to more than 5 percent of its assets or income, (4) is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates and (5) with respect to which, under the laws of the country in which it is established or operates, contributions to it are deductible or excluded from gross income or taxed at a reduced rate, or taxation of its investment income is deferred or such income is taxed at a reduced rate.

Yes ☐ No ☐ (Please check either yes or no).

41

If the Subscriber’s tax year ends on a date other than December 31, please indicate such date below:

_____________________

The Subscriber is not subject to backup withholding either because the Subscriber has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends, or the U.S. Internal Revenue Service has notified the Subscriber that it is no longer subject to backup withholding.

Yes ☐ No ☐ (Please check either yes or no).

42

ANNEX VIII

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

Verification of Status under U.S. Bank Holding Company Act

Please indicate if the Subscriber is, or is acting on behalf of, any (i) bank holding company, as defined in Section 2(a) of the United States Bank Holding Company Act of 1956, as amended, and any successor thereto, and the regulations promulgated thereunder (the “BHCA”), (ii) foreign bank subject to the provisions of the BHCA pursuant to Section 8 of the International Banking Act of 1978, as amended, or (iii) non-bank subsidiary of such bank holding company or foreign bank.

Yes ☐ No ☐ (Please check either yes or no).

43

ANNEX IX

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

Investor Information

Investor Name:
Identifying Name*:
Mailing Address:

Please do not list PO boxes

City:	______________ State: _______ Zip: _______ Country:__________
Telephone:	____________________________
Fax:	____________________________
Amount Committed:	$ __________________________
Tax ID:	____________________________

Residence of Investor:
(e.g., location where Investor is centrally managed/controlled)

Investor’s Principal Place of Business:
(state or country)

Company Type

☐	Corporation	☐	Partnership	☐	Trust	☐	LLP

☐	Other	If Other, Please Specify	Jurisdiction

☐	LLC – Please indicate classification (D = disregarded entity, C = corporation, P = partnership)

* If you prefer that the General Partner does not disclose your legal name in communications to other Limited Partners, please provide the name by which you would like to be identified in such communications. The General Partner will use commercially reasonable efforts to comply with this request.

44

For U.S. investors:

California resident or filer

☐	Yes	☐	No

For non-California resident investors, please complete CA Form 590 to determine if qualification for exemption from withholding tax.

Classification

☐	ERISA	☐	Member of Group Trust	☐	Tax Exempt	(Code section _______)

45

Contact Information               Please complete a separate form for each contact.

Investor Name:
Primary Contact Name:
Title:
Contact Company:
Mailing Address:

Please do not list PO boxes
City:	__________________ State: ___________ Zip: ______________ Country: ____________________
Telephone:
Fax:
E-mail:

Desired Distribution List(s):

☐	Financial Statements

☐	Annual Meeting Materials

☐	Capital Calls

☐	Distribution Notices

☐	Legal Notices

☐	Tax Notices (K-1, etc.)

☐	Documents for signature (e.g. partnership amendments, consents)

Note: Our default delivery method is via email and/or Colony’s secure website. If you have other delivery preferences, please contact us at InvestorReporting@clny.com

46

BANK INFORMATION

Investor Name:
Effective Date:

Bank Details:
Bank Name:
ABA#:
Swift#:
Bank Address:
Please do not list PO boxes
City: ____________ State: ___________ Zip: ____________
Bank Contact:
Bank Telephone:
Bank Facsimile:

Account Details:
Account Name:
Account Number:
Account Contact:
Contact Phone:
Contact Fax:
For Further Credit to:
Other Instructions:

All distributions will be wired to the account designated herein. If bank and wiring instructions should change, a designated representative of the Investor should advise the General Partner as set forth in Section 5.5 hereto in writing of such change as soon as possible.

By:
Authorized Signature

Print Name:
Title:

47

ANNEX X

TO THE SUBSCRIPTION AGREEMENT OF

DC FRONT RANGE HOLDINGS I, LP

Form PF Questionnaire

Please indicate the answer to each statement regarding the Subscriber.

(1)	Is the Subscriber a U.S. person[9]?	Yes ☐	No ☐
(2)	Is the Subscriber a fund of funds?	Yes ☐	No ☐
(3)	Please select only one of the following categories that best describes the Subscriber:

	(a) an individual (including any trust established for the benefit of an individual)	☐

	(b) a State or municipal government entity[10] (except a governmental pension plan)	☐

	(c) a pension plan (except a governmental pension plan)	☐

	(d) a State or municipal governmental pension plan	☐

	(f) an insurance company	☐

	(g) a broker dealer	☐

	(h) an investment company registered with the SEC	☐

	(i) a private fund[11]	☐

	(j) a sovereign wealth fund or foreign financial institution	☐

(k) Other (please specify): __________________________________

9 A “U.S. person” has the meaning set forth in rule 203(m)-1 under the Investment Advisers Act of 1940.

10 A “government entity” is any U.S. state or political subdivision of a U.S. state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

11 A “private fund” is any issuer that would be required to register as an investment company under Section 3 of the Investment Company Act of 1940, as amended (the “1940 Act”) but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

48

ANNEX XI

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

The purpose of this questionnaire is to obtain information from the Subscriber in connection with the offering of Interests under Rule 506 of the Securities Act regarding “Disqualifying Events” (as defined below). The Subscriber acknowledges that the U.S. Securities and Exchange Commission (the “SEC”) may require the Partnership to disclose the information provided in this questionnaire to potential investors and consents to such disclosure.

Neither the Subscriber nor anyone who through the Subscriber’s interest in the Partnership (including anyone who has investment discretion on the Subscriber’s behalf) beneficially owns the Interests in the Partnership (a “Covered Person”) (x) has been subject to any Regulation D Rule 506(d) “Disqualifying Event” as defined below or (y) is subject to any proceeding or event that could result in any such Disqualifying Event that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of the Partnership’s use of the Rule 506 exemption.

____________ True ____________ False

The Subscriber will immediately notify the General Partner in writing if the Subscriber or any Covered Person of the Subscriber becomes subject to a Disqualifying Event at any date on or after the date hereof. In the event that the Subscriber or a Covered Person of the Subscriber is or becomes subject to a Disqualifying Event at any date after the date hereof, the Subscriber agrees to use its best efforts to (i) provide any documentation reasonably requested by the General Partner related to any such Disqualifying Event and (ii) implement a remedy to address the Subscriber’s changed circumstances such that the changed circumstances will not affect in any way the Partnership’s or its affiliates’ ongoing and/or future reliance on the Rule 506 exemption under the Securities Act. The Subscriber acknowledges that, at the discretion of the General Partner, such remedies may include, without limitation, the waiver of all or a portion of the Subscriber’s voting power in the Partnership and/or the Subscriber’s withdrawal from the Partnership through the transfer or sale of its Interest in the Partnership.

If determined by the General Partner, in its sole discretion, to be necessary or appropriate to comply with Rule 506(d) of Regulation D, the Subscriber agrees to cause each of its Covered Persons to complete this Annex XI and deliver it to the Partnership upon the General Partner’s request therefor.

The Subscriber also acknowledges that the General Partner may periodically request assurance that neither the Subscriber nor any of its Covered Persons has become subject to a Disqualifying Event at any date after the date hereof, and the Subscriber further acknowledges and agrees to promptly respond in writing to any such requests, if required by the General Partner, and that any failure by the Subscriber (or a Covered Person thereof) to respond in writing to such requests shall be deemed an affirmation and restatement of the representations, warranties and covenants in this Annex XI.

49

Each of the enumerated instances below is a “Disqualifying Event” for the purposes of the Subscriber’s response to the Disqualifying Event Questionnaire in this Annex XI.

The Subscriber and any its Covered Persons has been subject to a Disqualifying Event if the Subscriber or such Covered Person:

1)	Has been convicted within ten years of the date hereof of any felony or misdemeanor (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

2)	Is subject to any order, judgment or decree of any court of competent jurisdiction entered within five years of the date hereof that presently restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

3)	Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that (i) as of the date hereof, bars the Subscriber from (A) association with an entity regulated by such commission, authority, agency or officer, (B) engaging in the business of securities, insurance or banking or (C) engaging in savings association or credit union activities or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within ten years of the date hereof;

4)	Is subject to any order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that as of the date hereof (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of the Subscriber or (iii) bars the Investor from being associated with any entity or from participating in the offering of any penny stock;

5)	Is subject to any order of the SEC entered within five years of the date hereof that presently orders the Subscriber to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws or (ii) Section 5 of the Securities Act;

6)	Is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

7)	Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years of the date hereof, was the subject of a refusal order, stop order or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

8)	Is subject to a United States Postal Service false representation order entered within five years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

50

As used in items (1) through (8) above:

“final order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency. An order may still be subject to appeal may still be deemed to constitute a “final order.”

“participating in the offering” can encompass, but is not limited to, activities such as participation or involvement in due diligence activities related to the offering, involvement in the preparation of disclosure documents, communications with the issuer, prospective investors or other offering participants. Whether activities are considered participating in the offering is a question of fact.

51

ANNEX A

TO THE SUBSCRIPTION AGREEMENT OF
DC FRONT RANGE HOLDINGS I, LP

INVESTMENTS

For determining whether you are a “Qualified Purchaser,” the term “investments” includes:

1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with you, unless the issuer of such securities is a “public company,” a “financial company” or has more than $50 million in equity, as reflected on such company’s financial statements which present such equity information as of a date within 16 months preceding the date on which you acquire an Interest. The term “public company” includes all companies that file reports pursuant to Section 13 or 15(d) of the Exchange Act or have a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act. The term “financial company” includes a commodity pool or an “investment company” (whether U.S. or offshore) or a company required to register as such under the Investment Company Act but for the exclusions or exemptions provided by sections 3(c)(1) through 3(c)(9) of the Investment Company Act;

2)	Real estate held for investment purposes so long as it is not used by you or a close relative (generally, a sibling, spouse, former spouse, direct ancestor or descendent or a spouse of such an ancestor or descendent) for personal or business purposes. However, if you are primarily in the real estate business, such real estate is includable as an “investment” even if it is held by the owner;

3)	“Commodity interests” or “physical commodities” held for investment purposes by you. “Commodity interests” include commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of (i) any contract market designated for trading such transactions under the United States Commodity Exchange Act, as amended, and the rules thereunder or (ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. “Physical commodities” include any physical commodity with respect to which a “commodity interest” is traded on a market specified in the definition of commodity interests above;

4)	To the extent not securities, “financial contracts” entered into for investment purposes or in connection with investments. “Financial contracts” include any arrangement that (i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets; (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and (iii) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement;

5)	If you are a commodity pool or an investment company exempted from registration by section (3)(c)(1) or 3(c)(7) of the Investment Company Act, any amounts payable to you pursuant to a firm agreement or similar binding commitment upon your demand; and

6)	Cash and cash equivalents held for investment purposes, such as bank deposits, foreign currencies, certificates of deposit, net cash surrender value of an insurance policy and cash held for defensive purposes.

“Investments” do not include other assets which do not reflect experience in the financial markets, such as jewelry, art work, antiques and other collectibles.

52

For purposes of determining the amount of “investments” owned by a company, “investments” of a parent company and its majority-owned subsidiaries may be aggregated to meet the minimum “investment” amount requirements, regardless of which company is the prospective Qualified Purchaser.

For purposes of determining the amount of “investments” owned by a natural person, there may be included any “investment” held jointly or as community property with such person’s spouse. In determining whether spouses who are making a joint investment in the Partnership are Qualified Purchasers, there may be included in the amount of each spouse’s “investments” (without duplication) any “investments” owned by the other spouse (whether or not such “investments” are held jointly). In determining whether a natural person is a Qualified Purchaser, there may be included in the amount of such person’s “investments” any “investments” held in an individual retirement account 401(k) plan, Keogh plan or similar account the investments of which are directed by and held for the benefit of such person.

VALUATION OF INVESTMENTS

In determining the value of “investments” in order to ascertain Qualified Purchaser status, the aggregate amount of “investments” owned and invested on a discretionary basis by such person can be either their fair market value on the most recent practicable date or the cost of such “investments,” provided that the same method must be used for all “investments.” However,

I.	In the case of “commodity interests,” the amount of “investments” is the value of the initial margin or option premium deposited in connection with such “commodity interests”; and

II.	In each case, there must be deducted from the amount of such “investments” the following amounts:

A.	The amount of any outstanding indebtedness incurred by the prospective Qualified Purchaser to acquire such “investments”; and

B.	In the case of a Family Company (i.e., any company that owns not less than $5 million in “investments” and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons), in addition to the amounts specified in paragraph II.A above, any outstanding indebtedness incurred by an owner of the Family Company to acquire the Family Company’s “investments.”

53

Appendix 1

Individual Self-Certification

Instructions for completion

We are obliged under the Tax information Authority Law, the Regulations, and Guidance Notes made pursuant to that Law, and treaties and intergovernmental agreements entered into by the Cayman Islands in relation to the automatic exchange of information for tax matters (collectively "AEOI"), to collect certain information about each account holder’s tax status. Please complete the sections below as directed and provide any additional information that is requested. Please note that we may be obliged to share this information with relevant tax authorities. Terms referenced in this Form shall have the same meaning as applicable under the relevant Cayman Islands Regulations, Guidance Notes or international agreements.

If any of the information below regarding your tax residence or AEOI classification changes in the future, please ensure you advise us of these changes promptly. If you have any questions about how to complete this Form, please contact your tax advisor.

Please note that where there are joint account holders each investor is required to complete a separate Self-Certification form.

Section 1: Account Holder Identification

/ /
Account Holder Name	Date of Birth (dd/mm/yyyy)	Place and Country of Birth

Permanent Residence Address:

Number & Street		City/Town

State/Province/County	Post Code	Country

Mailing address (if different from above):

Number & Street		City/Town

State/Province/County	Post Code	Country

Section 2: Declaration of U.S. Citizenship or U.S. Residence for Tax purposes

Please tick either (a) or (b) or (c) and complete as appropriate.

(a)       ☐   I confirm that I am a U.S. citizen and/or resident in the U.S. for tax purposes (green card holder or resident under the substantial presence test) and my U.S. federal taxpayer identifying number (U.S. TIN) is as follows:

(b)       ☐   I confirm that I was born in the U.S. (or a U.S. territory) but am no longer a U.S. citizen as I have voluntarily surrendered my citizenship as evidenced by the attached documents.

(c)       ☐   I confirm that I am not a U.S. citizen or resident in the U.S. for tax purposes.

Complete section 3 if you have non-U.S. tax residences.

Appendix 1 - (1)

Section 3: Declaration of Tax Residency (other than U.S.)

I hereby confirm that I am, for tax purposes, resident in the following countries (indicate the tax reference number type and number applicable in each country).

Country/countries of tax residency	Tax reference number type	Tax reference number

Please indicate not applicable if jurisdiction does not issue or you are unable to procure a tax reference number or functional equivalent. If applicable, please specify the reason for non-availability of a tax reference number:

Section 4: Declaration and Undertakings

I declare that the information provided in this form is, to the best of my knowledge and belief, accurate and complete. I undertake to advise the recipient promptly and provide an updated Self-Certification form within 30 days where any change in circumstances occurs which causes any of the information contained in this form to be inaccurate or incomplete. Where legally obliged to do so, I hereby consent to the recipient sharing this information with the relevant tax information authorities.

I acknowledge that it is an offence to make a self-certification that is false in a material particular.

Signature:

Date (dd/mm/yyyy):	/ /

Appendix 1 - (2)

Appendix 2

Entity Self-Certification

Instructions for completion

We are obliged under the Tax information Authority Law, the Regulations, and Guidance Notes made pursuant to that Law, and treaties and intergovernmental agreements entered into by the Cayman Islands in relation to the automatic exchange of information for tax matters (collectively "AEOI"), to collect certain information about each account holder’s tax status. Please complete the sections below as directed and provide any additional information that is requested. Please note that we may be obliged to share this information with relevant tax authorities. Terms referenced in this Form shall have the same meaning as applicable under the relevant Cayman Islands Regulations, Guidance Notes or international agreements.

If any of the information below regarding your tax residence or AEOI classification changes in the future, please ensure you advise us of these changes promptly. If you have any questions about how to complete this Form, please refer to accompanying guidelines for completion or contact your tax advisor.

PART I: General

Section 1: Account Holder Identification

Legal Name of Entity/Branch	Country of incorporation/organisation

Current Residence or Registered Address:

Number & Street		City/Town

State/Province/County	Post Code	Country

Mailing address (if different from above):

Number & Street		City/Town

State/Province/County	Post Code	Country

Appendix 2 - (1)

PART II: US IGA

Section 2: U.S. Persons

Please tick and complete as appropriate.

(d)	☐	The entity is a Specified U.S. Person and the entity’s U.S. federal taxpayer identifying number (U.S. TIN) is as follows:

(e)	☐	The entity is a U.S. Person that is not a Specified U.S. Person.

Indicate exemption[12]

If the entity is not a U.S. person, please complete Section 3.

Section 3: US FATCA Classification for all Non United States Entities

Please complete this section if the entity is not a U.S. Person

3.1	If the entity is a Registered Foreign Financial Institution, please tick one of the below categories, and provide the entity’s FATCA GIIN at 3.1.1.

(a)	☐	Reporting Model 1 FFI

(b)	☐	Registered Deemed Compliant Foreign Financial Institution (other than a reporting Model 1 FFI, sponsored FFI, or non-reporting IGA FFI)

(c)	☐	Reporting Model 2 FFI

(d)	☐	Participating Foreign Financial Institution

3.1.1		Please provide your Global Intermediary Identification number (GIIN):
(if registration in progress indicate so)

3.2 If the entity is a Financial Institution but unable to provide a GIIN or has a Sponsored Entity GIIN, please complete one of the below categories:

(a)	☐	The Entity is a Sponsored Financial Institution (sponsored by another entity that has registered as a Sponsoring Entity) and (select one):

i.	☐	has no US reportable accounts, is a Sponsored FI in a Model 1 IGA jurisdiction and therefore not required to obtain a Sponsored Entity GIIN. Please provide the Sponsoring Entity’s name and GIIN.

Sponsoring Entity’s Name:

Sponsoring Entity’s GIIN:

Cont..

[12]	Under the US IGA and in the U.S. Internal Revenue Code, Specified US Person does not include: An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37); The United States or any of its agencies or instrumentalities; A state, the District of Columbia, a possession of the United States, or any of their political subdivisions, or instrumentalities; A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i); A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i); A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state; A real estate investment trust; A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940; A common trust fund as defined in section 584(a); A bank as defined in section 581; A broker; A trust exempt from tax under section 664 or described in section 4947; or A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Appendix 2 - (2)

ii.	☐	its Sponsor has obtained a Sponsored Entity GIIN on its behalf.

Please provide the Sponsoring Entity’s name and GIIN, and Sponsored Entity’s GIIN.

Sponsoring Entity’s Name:

Sponsoring Entity’s GIIN:

Sponsored Entity’s GIIN:

(b)	☐	The Entity is a Trustee Documented Trust. Please provide the Trustee’s name and GIIN.

Trustee’s Name:

Trustee’s GIIN:

(c)	☐	The Entity is a Certified Deemed Compliant, or otherwise Non-Reporting, Foreign Financial Institution (including a Foreign Financial Institution deemed compliant under Annex II of an IGA, except for a Trustee Documented Trust or Sponsored Financial Institution).

Indicate exemption:

(d)	☐	The Entity is a Non-Participating Foreign Financial Institution

3.3	If the entity is not a Foreign Financial Institution, please confirm the Entity’s FATCA status below:

(a)	☐	The Entity is an Exempt Beneficial Owner.[13]

Indicate status:

(b)	☐	The Entity is an Active Non-Financial Foreign Entity.[14] Indicate qualifying criteria (see Exhibit A):

(c)	☐	The Entity is a Direct Reporting NFFE. [15] Please provide the Entity’s GIIN.

Direct Reporting NFFE’s GIIN:

(d)	☐	The Entity is a Sponsored Direct Reporting NFFE. [16] Please provide the Sponsoring Entity’s name and GIIN.

Sponsoring Entity’s Name:

Sponsoring Entity’s GIIN:

Sponsored Entity’s GIIN:

(e)	☐	The Entity is a Passive Non-Financial Foreign Entity.[17]

[13]	"Exempt Beneficial Owner" means any of the entities listed as such in Annex II.I of the US IGA or Section 1.1471-6 or 1.1471-6T of the U.S. Treasury Regulations. See additional notes in Exhibit A
[14]	See definition of Active Non-Financial Foreign Entity in Exhibit A
[15]	See US Treasury FATCA Regulations, 26 CFR 1.1472-1(c)(3)
[16]	See US Treasury FATCA Regulations, 26 CFR 1.1472-1(c)(5)
[17]	See definition of Passive Non-Financial Foreign Entity in Exhibit A

Appendix 2 - (3)

If you have ticked 3.3(e) Passive Non-Financial Foreign Entity, please complete either i. OR ii. below

i.	Indicate the full name, address, and tax reference type and number of any Substantial U.S. Owners.

If the Entity has chosen to use the definition of ‘Substantial U.S. Owner’ from the U.S. Treasury Regulations in lieu of the definition of ‘Controlling Person’ as permitted under Article 4(7) of the Agreement between the Government of the Cayman Islands and the Government of the United States of America to Improve International Tax Compliance and to Implement FATCA, please complete the table below providing details of any Substantial U.S. Owners.18

Note: The decision to utilize the definition of ‘Substantial U.S. Owner’ in lieu of Controlling Person is only permitted with respect to PART II: US IGA.

Full Name	Full residence address	Tax reference type and number

OR

ii.	Alternatively, if you wish to use the Controlling Person definition as per the CRS definition in Exhibit B then please complete the following:

Please indicate the name of any Controlling Person(s)19:

Full Name of any Controlling Person(s)

Please complete Part IV below providing further details of any ultimate Controlling Persons who are natural persons

18       See definition of Substantial U.S. Owner(s) in Exhibit A.

19        See definition of Controlling Person(s) in Exhibit A.

Appendix 2 - (4)

PART III: Common Reporting Standard

Section 4: Declaration of All Tax Residency (repeat any residences indicated in Part II, Section 2 (US) )

Please indicate the Entity’s place of tax residence (if resident in more than one jurisdiction please detail all jurisdictions and associated tax reference number type and number).

For the purposes of the Common Reporting Standard (CRS), all matters in connection with residence are determined in accordance with the CRS and its Commentaries.

If an entity has no residence for tax purposes please indicate the jurisdiction in which its place of effective management is situated. Please indicate not applicable if jurisdiction does not issue or you are unable to procure a tax reference number or functional equivalent, and indicate the reason below.

Jurisdiction(s) of tax residency	Tax reference number type	Tax reference number (e.g. TIN)

If applicable, please specify the reason for non-availability of a tax reference number:

Appendix 2 - (5)

Section 5: CRS Classification

Provide your CRS classification by checking the corresponding box(es). Note that CRS classification does not necessarily coincide with your classification for US FATCA purposes.

5.1	☐	If the entity is a Financial Institution[20], please tick this box and specify the type of Financial Institution in (a), (b), or (c) below[21]:

(a)	☐	Reporting Financial Institution under CRS. (Please note this classification only applies to a Financial Institution in a CRS Participating Jurisdiction. If the entity is a Financial Institution in a Non-Participating Jurisdiction[22] under CRS, proceed to 5.1 (c)).

OR

(b)	☐	Non-Reporting Financial Institution under CRS. (Please note this classification only applies to a Financial Institution in a CRS Participating Jurisdiction. If the entity is a Financial Institution in a Non-Participating Jurisdiction under CRS, proceed to 5.1 (c)). Specify the type of Non-Reporting Financial Institution below:

☐	Governmental Entity

☐	International Organization

☐	Central Bank

☐	Broad Participation Retirement Fund

☐	Narrow Participation Retirement Fund

☐	Pension Fund of a Governmental Entity, International Organization, or Central Bank

☐	Exempt Collective Investment Vehicle

☐	Trust whose trustee reports all required information with respect to all CRS Reportable Accounts

☐	Qualified Credit Card Issuer

☐	Other Entity defined under the domestic law as low risk of being used to evade tax.

Specify the type provided in the domestic law:

OR

[20]	See definition of Financial Institution in Exhibit B.
[21]	Where the entity is resident in a Participating Jurisdiction, use the terms as defined under the CRS regime in that Jurisdiction. Where the entity is resident in a Non-Participating Jurisdiction, definitions under the Cayman Islands CRS regime must be used.

[22]	See definition of Non-Participating Jurisdiction in Exhibit B.

Appendix 2 - (6)

(c)	☐	Financial Institution resident in a Non-Participating Jurisdiction under CRS. Specify the type of Financial Institution below:

i.	☐	Investment Entity managed by another Financial Institution[23] where a controlling ownership interest is held (directly or indirectly) by a company listed on a stock exchange and subject to disclosure requirements or is a majority owned subsidiary of such a company.

ii.	☐	Investment Entity managed by another Financial Institution (other than i. above)

Note: If you are either:

(a)	☐	a widely-held, regulated Collective Investment Vehicle (CIV) established as a trust; OR

(b)	☐	a pension fund established as a trust,

you may apply the Controlling Persons test of a legal person as per the Controlling Person definition in Exhibit B, and where simplified due diligence procedures are permitted to be applied by the Financial Institution under the applicable AML regime24 in relation to the Account Holder and its Controlling Persons, no further information is required.

If you have ticked the box for 5.1(c) ii, and neither of the exemptions under (a) and (b) above applies, please indicate the name of the Controlling Person(s) in the table below.

Full Name of any Controlling Person(s). Please see definition in Exhibit B. (This table must not be left blank unless exemption (a) or (b) above applies)

Please also complete Part IV below providing further details of any ultimate Controlling Person(s) who are natural person(s).

iii.	☐	Other Investment Entity (other than i. or ii. above); OR

iv.	☐	Other Financial Institution, including a Depository Institution, Custodial Institution, or Specified Insurance Company.

5.2	☐	If the entity is an Active Non-Financial Entity ("NFE") please tick this box and specify the type of Active NFE below:

(a)	☐	Corporation that is regularly traded or a related entity of a regularly traded corporation.

Provide the name of the stock exchange where traded:
If you are a related entity of a regularly traded corporation, provide the name of the regularly traded corporation:

(b)	☐	Governmental Entity, International Organization, a Central Bank, or an Entity wholly owned by one or more of the foregoing; OR

(c)	☐	Other Active Non-Financial Entity.[25] Indicate qualifying criteria (see Exhibit B):

[23]	The managing Financial Institution must be a Financial Institution other than an Investment Entity type b) defined within the definition of a Financial Institution in Exhibit B.
[24]	Please contact the Financial Institution to confirm whether simplified due diligence procedures under the Cayman Islands AML regime may apply to you as an Account Holder (e.g. by being a regulated pension fund in an approved jurisdiction).

25    See definition of Active Non-Financial Entity in Exhibit B.

Appendix 2 - (7)

5.3	☐	If the entity is a Passive Non-Financial Entity please tick this box.[26]

If you have ticked this box please indicate the name of the Controlling Person(s). Please refer to the definition of Controlling Person in Exhibit B.

Full Name of any Controlling Person(s)	(must not be left blank)

Please complete Part IV below providing further details of any ultimate Controlling Person(s) who are natural person(s).

Entity Declaration and Undertakings

I/We declare (as an authorised signatory of the Entity) that the information provided in this form is, to the best of my/our knowledge and belief, accurate and complete. I/We undertake to advise the recipient promptly and provide an updated Self-Certification form within 30 days where any change in circumstances occurs, which causes any of the information contained in this form to be inaccurate or incomplete. Where legally obliged to do so, I/we hereby consent to the recipient sharing this information with the relevant tax information authorities.

I/we acknowledge that it is an offence to make a self-certification that is false in a material particular.

Authorised Signature:		Authorised Signature:

Position/Title:		Position/Title:

Date (dd/mm/yyyy):	/ /	Date (dd/mm/yyyy):	/ /

26       Please see the definition of Passive Non-Financial Entity in Exhibit B.

Appendix 2 - (8)

PART IV: Controlling Persons

(please complete for each Controlling Person who is a natural person)

Section 6 – Identification of a Controlling Person

6.1	Name of Controlling Person:

Family Name or Surname(s):
First or Given Name:
Middle Name(s):

6.2	Current Residence Address:

Line 1 (e.g. House/Apt/Suite Name, Number, Street)
Line 2 (e.g. Town/City/Province/County/State)
Country:
Postal Code/ZIP Code:

6.3	Mailing Address: (please complete if different from 6.2)

Line 1 (e.g. House/Apt/Suite Name, Number, Street)
Line 2 (e.g. Town/City/Province/County/State)
Country:
Postal Code/ZIP Code:

6.4 Date of birth[27] (dd/mm/yyyy)	/ /

6.5	Place of birth[28]

Town or City of Birth
Country of Birth

6.6	Please enter the legal name of the relevant entity Account Holder(s) of which you are a Controlling Person

Legal name of Entity 1
Legal name of Entity 2
Legal name of Entity 3

[27]	The Controlling Person’s date of birth is not required to be collected if the Controlling Person is not a Reportable Jurisdiction Person

[28]	The Controlling Person’s place of birth is not required to be collected if the Controlling Person is not a Reportable Jurisdiction Person

Appendix 2 - (9)

Section 7 – Jurisdiction of Residence for Tax Purposes and related Taxpayer Reference Number or functional equivalent (“TIN”)

Please complete the following table indicating:

(i)	where the Controlling Person is tax resident;

(ii)	the Controlling Person’s TIN for each jurisdiction indicated;[29] and,

(iii)	if the Controlling Person is a tax resident in a jurisdiction that is a Reportable Jurisdiction(s) then please also complete Section 10 “Type of Controlling Person”.

If the Controlling Person is tax resident in more than three jurisdictions please use a separate sheet

	Jurisdiction(s) of tax residency	Tax reference number type	Tax reference number (e.g. TIN)
1
2
3

If applicable, please specify the reason for non-availability of a tax reference number:

[29]	The Controlling Person’s TIN is not required to be collected if the Controlling Person is not a Reportable Jurisdiction Person.

Appendix 2 - (10)

Section 8 – Type of Controlling Person

(Please only complete this section if you are tax resident in one or more Reportable Jurisdictions)

Please provide the Controlling Person's Status by ticking the appropriate box.	Entity 1	Entity 2	Entity 3
a. Controlling Person of a legal person – control by ownership	☐	☐	☐
b. Controlling Person of a legal person – control by other means	☐	☐	☐
c. Controlling Person of a legal person – senior managing official	☐	☐	☐
d. Controlling Person of a trust – settlor	☐	☐	☐
e. Controlling Person of a trust – trustee	☐	☐	☐
f. Controlling Person of a trust – protector	☐	☐	☐
g. Controlling Person of a trust – beneficiary	☐	☐	☐
h. Controlling Person of a trust – other	☐	☐	☐
i. Controlling Person of a legal arrangement (non-trust) – settlor-equivalent	☐	☐	☐
j. Controlling Person of a legal arrangement (non-trust) – trustee-equivalent	☐	☐	☐
k. Controlling Person of a legal arrangement (non-trust) – protector-equivalent	☐	☐	☐
l. Controlling Person of a legal arrangement (non-trust) – beneficiary-equivalent	☐	☐	☐
m. Controlling Person of a legal arrangement (non-trust) – other-equivalent	☐	☐	☐

Appendix 2 - (11)

Controlling Person Declaration and Undertakings

•	I acknowledge that the information contained in this form and information regarding the Controlling Person(s) and any Reportable Account(s) may be reported to the tax authorities of the jurisdiction in which this account(s) is/are maintained and exchanged with tax authorities of another jurisdiction(s) in which [I/the Controlling Person] may be tax resident pursuant to international agreements to exchange financial account information.

•	I certify that either (a) I am the Controlling Person, or am authorised to sign for the Controlling Person, of all the account(s) held by the entity Account Holder to which this form relates; or (b) I am authorised by the Account Holder to make this declaration.

•	I declare that all statements made in this declaration are, to the best of my knowledge and belief, correct and complete.

•	I acknowledge that it is an offence to make a self-certification that is false in a material particular.

•	I undertake to advise the recipient within 30 days of any change in circumstances which affects the tax residency status of the individual identified in Part IV of this form or causes the information contained herein to become incorrect, and to provide the recipient with a suitably updated self-certification and Declaration within 30 days of such change in circumstances.

Signature:

Print name:

Date (dd/mm/yyyy):	/ /

Note: If you are not the Controlling Person, and not authorised to sign the Declaration on behalf of the Account Holder, please indicate the capacity in which you are signing the form on behalf of the Controlling Person. If signing under a power of attorney or other equivalent written authorisation, on behalf of the Controlling Person, please also attach a certified copy of the power of attorney or written authorisation.

Capacity:

Appendix 2 - (12)

EXHIBIT A

US IGA DEFINITIONS

Account Holder means the person listed or identified as the holder of a Financial Account by the Financial Institution that maintains the account. A person, other than a Financial Institution, holding a Financial Account for the benefit or account of another person as agent, custodian, nominee, signatory, investment advisor, or intermediary, is not treated as holding the account for purposes of this Agreement, and such other person is treated as holding the account. For purposes of the immediately preceding sentence, the term “Financial Institution” does not include a Financial Institution organized or incorporated in a U.S. Territory. In the case of a Cash Value Insurance Contract or an Annuity Contract, the Account Holder is any person entitled to access the Cash Value or change the beneficiary of the contract. If no person can access the Cash Value or change the beneficiary, the Account Holder is any person named as the owner in the contract and any person with a vested entitlement to payment under the terms of the contract. Upon the maturity of a Cash Value Insurance Contract or an Annuity Contract, each person entitled to receive a payment under the contract is treated as an Account Holder.

Active Non-Financial Foreign Entity means any NFFE which is a Non U.S. entity that meets any of the following criteria:

(a)	Less than 50 percent of the NFFE’s gross income for the preceding calendar year or other appropriate reporting period is passive income and less than 50 percent of the assets held by the NFFE during the preceding calendar year or other appropriate reporting period are assets that produce or are held for the production of passive income;

(b)	The stock of the NFFE is regularly traded on an established securities market or the NFFE is a Related Entity of an Entity the stock of which is traded on an established securities market;

(c)	The NFFE is organized in a U.S. Territory and all of the owners of the payee are bona fide residents of that U.S. Territory;

(d)	The NFFE is a non-U.S. government, a government of a U.S. Territory, an international organization, a non-U.S. central bank of issue, or an Entity wholly owned by one or more of the foregoing;

(e)	substantially all of the activities of the NFFE consist of holding (in whole or in part) the outstanding stock of, and providing financing and services to, one or more subsidiaries that engage in trades or businesses other than the business of a Financial Institution, except that an NFFE shall not qualify for this status if the NFFE functions (or holds itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund or any investment vehicle whose purpose is to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes;

(f)	The NFFE is not yet operating a business and has no prior operating history, but is investing capital into assets with the intent to operate a business other than that of a Financial Institution; provided, that the NFFE shall not qualify for this exception after the date that is 24 months after the date of the initial organization of the NFFE;

(g)	The NFFE was not a Financial Institution in the past five years, and is in the process of liquidating its assets or is reorganizing with the intent to continue or recommence operations in a business other than that of a Financial Institution;

(h)	The NFFE primarily engages in financing and hedging transactions with or for Related Entities that are not Financial Institutions, and does not provide financing or hedging services to any Entity that is not a Related Entity, provided that the group of any such Related Entities is primarily engaged in a business other than that of a Financial Institution; or

(i)	The NFFE is an “excepted NFFE” as described in relevant U.S. Treasury Regulations; or

(j)	The NFFE meets all of the following requirements:

i)	It is established and maintained in its country of residence exclusively for religious, charitable, scientific, artistic, cultural, athletic or educational purposes; or it is established and operated in its jurisdiction of residence and it is a professional organization, business league, chamber of commerce, labour organization, agricultural or horticultural organization, civic league or an organization operated exclusively for the promotion of social welfare;

ii)	It is exempt from income tax in its country of residence;

iii)	It has no shareholders or members who have a proprietary or beneficial interest in its income or assets;

iv)	The applicable laws of the Entity’s country of residence or the Entity’s formation documents do not permit any income or assets of the Entity to be distributed to, or applied for the benefit of, a private person or non- charitable Entity other than pursuant to the conduct of the Entity’s charitable activities, or as payment of reasonable compensation for services rendered, or as payment representing the fair market value of property which the Entity has purchased; and

v)	The applicable laws of the Entity’s country of residence or the Entity’s formation documents require that, upon the Entity’s liquidation or dissolution, all of its assets be distributed to a governmental entity or other non-profit organization, or escheat to the government of the Entity’s jurisdiction of residence or any political subdivision thereof.

Code means the U.S Internal Revenue Code of 1986, as amended.

Appendix 2 - (13)

Controlling Person means the natural persons who exercise direct or indirect control over an entity. In the case of a trust, such term means the settlor, the trustees, the protector (if any), the beneficiaries or class of beneficiaries, and any other natural person exercising ultimate effective control over the trust, and in the case of a legal arrangement other than a trust, such term means persons in equivalent or similar positions. The term 'Controlling Persons' shall be interpreted in a manner consistent with the Financial Action Task Force Recommendations (“FATF”).

FATF Recommendations on Controlling Persons:

Identify the beneficial owners of the customer and take reasonable measures to verify the identity of such persons, through the following information. For legal persons30:

(a)	The identity of the natural persons (if any – as ownership interests can be so diversified that there are no natural persons (whether acting alone or together) exercising control of the legal person or arrangement through ownership) who ultimately have a controlling ownership interest[31] in a legal person; and

(b)	to the extent that there is doubt under (a) as to whether the person(s) with the controlling ownership interest are the beneficial owner(s) or where no natural person exerts control through ownership interests, the identity of the natural persons (if any) exercising control of the legal person or arrangement through other means.

(c)	Where no natural person is identified under (a) or (b) above, financial institutions should identify and take reasonable measures to verify the identity of the relevant natural person who holds the position of senior managing official.

Entity means a legal person or a legal arrangement such as a trust.

Exempt Beneficial Owners under the US IGA include Government entities, International Organisations, Central Bank, Broad Participation Retirement Funds, Narrow Participation Retirement Funds, Pension Funds of an Exempt Beneficial Owner, and Investment Entities wholly owned by Exempt Beneficial Owners. Please refer to the IGA for detailed definitions.

Financial Institution means a Custodial Institution, a Depository Institution, an Investment Entity, or a Specified Insurance Company, where:

(a)	Custodial Institution means any entity that holds, as a substantial portion of its business, financial assets for the account of others. An entity holds financial assets for the account of others as a substantial portion of its business if the entity’s gross income attributable to the holding of financial assets and related financial services equals or exceeds 20 percent of the Entity’s gross income during the shorter of: (i) the three-year period that ends on 31 December (or the final day of a non-calendar year accounting period) prior to the year in which the determination is being made; or (ii) the period during which the entity has been in existence;

(b)	Depository Institution means any entity that accepts deposits in the ordinary course of a banking or similar business;

(c)	Investment Entity means any entity that conducts as a business (or is managed by an entity that conducts as a business) one or more of the following activities or operations for or on behalf of a customer: (1) trading in money market instruments (cheques, bills, certificates of deposit, derivatives, etc.); foreign exchange; exchange, interest rate and index instruments; transferable securities; or commodity futures trading; (2) individual and collective portfolio management; or (3) otherwise investing, administering, or managing funds or money on behalf of other persons. The term Investment entity shall be interpreted in a manner consistent with similar language set forth in the definition of “financial institution” in the Financial Action Task Force Recommendations; and

(d)	Specified Insurance Company means any entity that is an insurance company (or the holding company of an insurance company) that issues, or is obligated to make payments with respect to, a Cash Value Insurance Contract or an Annuity Contract.

NFFE means any Non-U.S. Entity that is not a Financial Institution as defined in US FATCA.

Non-U.S. Entity means an Entity that is not a U.S. Person.

Passive Non-Financial Foreign Entity means any NFFE that is not an Active Non-Financial Foreign Entity.

[30]	Measures (a) to (b) are not alternative options, but are cascading measures, with each to be used where the previous measure has been applied and has not identified a beneficial owner.

[31]	A controlling ownership interest depends on the ownership structure of the company. It may be based on a threshold, e.g. any person owning more than a certain percentage of the company (e.g. 25%).

Appendix 2 - (14)

Related Entity An entity is a Related Entity of another entity if either entity controls the other entity, or the two entities are under common control. For this purpose control includes direct or indirect ownership of more than 50 percent of the vote or value in an entity. Notwithstanding the foregoing, either Party may treat an entity as not a related entity if the two entities are not members of the same affiliated group, as defined in Section 1471(e)(2) of the Code.

Specified U.S. Person means a U.S. Person other than:

(a)	a corporation the stock of which is regularly traded on established securities markets;

(b)	any corporation that is a member of the same expanded affiliated group;

(c)	the United States or any wholly owned agency or instrumentality thereof;

(d)	any State of the United States, any U.S. Territory, any political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing;

(e)	any organization exempt from taxation under section 501 (a) of the Internal Revenue Code (the “Code”) or certain individual retirement plans defined in section 7701(a)(37) of the Code ;

(f)	any bank as defined in section 581 of the Code;

(g)	any real estate investment trust as defined in section 856 of the Code;

(h)	any regulated investment company defined in section 851 of the Code or any entity registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940;

(i)	any common trust fund as defined in section 584(a) of the Code;

(j)	any trust that is exempt from tax under section 664(c) of the Code or that is described in 4947(a)(1) of the Code;

(k)	a dealer in securities, commodities, or derivative financial instruments that is registered as such under the laws of the United States or any State;

(l)	a broker as defined in section 6045(c) of the Code; or

(m)	any tax-exempt trust under a plan that is described in section 403(b) or section 457(g) of the Code

Substantial U.S. Owner (as defined in Regulations section 1.1473-1(b)) means generally:

(a)	With respect to any foreign corporation, any Specified U.S. Person that owns, directly or indirectly, more than 10 percent of the stock of such corporation (by vote or value);

(b)	With respect to any foreign partnership, any Specified U.S. Person that owns, directly or indirectly, more than 10 percent of the profits interests or capital interests in such partnership; and

(c)	In the case of a trust–

i.	Any Specified U.S. Person treated as an owner of any portion of the trust under sections 671 through 679 of the IRC; and

ii.	Any Specified U.S. Person that holds, directly or indirectly, more than 10 percent of the beneficial interests of the trust.

U.S. Person means a U.S. citizen or resident individual, a partnership or corporation organized in the United States or under the laws of the United States or any State thereof, a trust if (i) a court within the United States would have authority under applicable law to render orders or judgments concerning substantially all issues regarding administration of the trust, and (ii) one or more U.S. persons have the authority to control all substantial decisions of the trust, or an estate of a decedent that is a citizen or resident of the United States. Refer to the U.S. Internal Revenue Code for further interpretation.

Appendix 2 - (15)

EXHIBIT B

CRS DEFINITIONS

Account Holder means the person listed or identified as the holder of a Financial Account by the Financial Institution that maintains the account. A person, other than a Financial Institution, holding a Financial Account for the benefit or account of another person as agent, custodian, nominee, signatory, investment advisor, or intermediary, is not treated as holding the account for purposes of the Common Reporting Standard, and such other person is treated as holding the account. In the case of a Cash Value Insurance Contract or an Annuity Contract, the Account Holder is any person entitled to access the Cash Value or change the beneficiary of the contract. If no person can access the Cash Value or change the beneficiary, the Account Holder is any person named as the owner in the contract and any person with a vested entitlement to payment under the terms of the contract. Upon the maturity of a Cash Value Insurance Contract or an Annuity Contract, each person entitled to receive a payment under the contract is treated as an Account Holder.

Active Non-Financial Entity means any NFE that meets any of the following criteria:

a)	less than 50% of the NFE’s gross income for the preceding calendar year or other appropriate reporting period is passive income and less than 50% of the assets held by the NFE during the preceding calendar year or other appropriate reporting period are assets that produce or are held for the production of passive income;

b)	the stock of the NFE is regularly traded on an established securities market or the NFE is a Related Entity of an Entity the stock of which is regularly traded on an established securities market;

c)	the NFE is a Governmental Entity, an International Organisation, a Central Bank, or an Entity wholly owned by one or more of the foregoing;

d)	substantially all of the activities of the NFE consist of holding (in whole or in part) the outstanding stock of, or providing financing and services to, one or more subsidiaries that engage in trades or businesses other than the business of a Financial Institution, except that an Entity does not qualify for this status if the Entity functions (or holds itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund, or any investment vehicle whose purpose is to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes;

e)	the NFE is not yet operating a business and has no prior operating history, but is investing capital into assets with the intent to operate a business other than that of a Financial Institution, provided that the NFE does not qualify for this exception after the date that is 24 months after the date of the initial organisation of the NFE;

f)	the NFE was not a Financial Institution in the past five years, and is in the process of liquidating its assets or is reorganising with the intent to continue or recommence operations in a business other than that of a Financial Institution;

g)	the NFE primarily engages in financing and hedging transactions with, or for, Related Entities that are not Financial Institutions, and does not provide financing or hedging services to any Entity that is not a Related Entity, provided that the group of any such Related Entities is primarily engaged in a business other than that of a Financial Institution; or

h)	the NFE meets all of the following requirements:

i)	it is established and operated in its jurisdiction of residence exclusively for religious, charitable, scientific, artistic, cultural, athletic, or educational purposes; or it is established and operated in its jurisdiction of residence and it is a professional organisation, business league, chamber of commerce, labour organisation, agricultural or horticultural organisation, civic league or an organisation operated exclusively for the promotion of social welfare;

ii)	it is exempt from income tax in its jurisdiction of residence;

iii)	it has no shareholders or members who have a proprietary or beneficial interest in its income or assets;

iv)	the applicable laws of the NFE’s jurisdiction of residence or the NFE’s formation documents do not permit any income or assets of the NFE to be distributed to, or applied for the benefit of, a private person or non- charitable Entity other than pursuant to the conduct of the NFE’s charitable activities, or as payment of reasonable compensation for services rendered, or as payment representing the fair market value of property which the NFE has purchased; and

v)	the applicable laws of the NFE’s jurisdiction of residence or the NFE’s formation documents require that, upon the NFE’s liquidation or dissolution, all of its assets be distributed to a Governmental Entity or other non-profit organisation, or escheat to the government of the NFE’s jurisdiction of residence or any political subdivision thereof.

Appendix 2 - (16)

Controlling Person means the natural persons who exercise direct or indirect control over an entity.

In the case of a trust, such term means the settlor(s), the trustees(s), the protector(s) (if any), the beneficiary(ies) or class(es) of beneficiaries, and any other natural person(s) exercising ultimate effective control over the trust, and in the case of a legal arrangement other than a trust, such term means persons in equivalent or similar positions. The term 'Controlling Persons' shall be interpreted in a manner consistent with the Financial Action Task Force Recommendations (“FATF”).

FATF Recommendations on Controlling Persons:

Identify the beneficial owners of the customer and take reasonable measures to verify the identity of such persons, through the following information. For legal persons32:

(a)	The identity of the natural persons (if any – as ownership interests can be so diversified that there are no natural persons (whether acting alone or together) exercising control of the legal person or arrangement through ownership) who ultimately have a controlling ownership interest[33] in a legal person; and

(b)	to the extent that there is doubt under (a) as to whether the person(s) with the controlling ownership interest are the beneficial owner(s) or where no natural person exerts control through ownership interests, the identity of the natural persons (if any) exercising control of the legal person or arrangement through other means.

(c)	Where no natural person is identified under (a) or (b) above, financial institutions should identify and take reasonable measures to verify the identity of the relevant natural person who holds the position of senior managing official.

Financial Institution means a Custodial Institution, a Depository Institution, an Investment Entity, or a Specified Insurance Company, where:

(a)	Custodial Institution means any entity that holds, as a substantial portion of its business, financial assets for the account of others. An entity holds financial assets for the account of others as a substantial portion of its business if the entity’s gross income attributable to the holding of financial assets and related financial services equals or exceeds 20 percent of the Entity’s gross income during the shorter of: (i) the three-year period that ends on 31 December (or the final day of a non-calendar year accounting period) prior to the year in which the determination is being made; or (ii) the period during which the entity has been in existence;

(b)	Depository Institution means any entity that accepts deposits in the ordinary course of a banking or similar business;

(c)	Investment Entity means any entity :

(A)	that primarily conducts as a business one or more of the following activities or operations for or on behalf of a customer:

i)	trading in money market instruments (cheques, bills, certificates of deposit, derivatives, etc.); foreign exchange; exchange, interest rate and index instruments; transferable securities; or commodity futures trading;

ii)	individual and collective portfolio management; or

iii)	otherwise investing, administering, or managing Financial Assets or money on behalf of other persons; or

(B)	the gross income of which is primarily attributable to investing, reinvesting, or trading in Financial Assets, if the entity is managed by another entity that is a Depository Institution, a Custodial Institution, a Specified Insurance Company, or an Investment Entity described in limb (A) of this definition.

An entity is treated as primarily conducting as a business one or more of the activities described in limb (A), or an entity’s gross income is primarily attributable to investing, reinvesting, or trading in Financial Assets for purposes of limb (B) if the entity’s gross income attributable to the relevant activities equals or exceeds 50% of the entity’s gross income during the shorter of: (i) the three-year period ending on 31 December of the year preceding the year in which the determination is made; or (ii) the period during which the entity has been in existence. The term “Investment Entity” does not include an entity that is an Active Non-Financial Foreign Entity because it meets any of the criteria in subparagraphs d) through (g) of the definition of Active NFE.

The preceding paragraph shall be interpreted in a manner consistent with similar language set forth in the definition of “financial institution” in the Financial Action Task Force Recommendations; and

[32]	Measures (a) to (b) are not alternative options, but are cascading measures, with each to be used where the previous measure has been applied and has not identified a beneficial owner.

[33]	A controlling ownership interest depends on the ownership structure of the company. It may be based on a threshold, e.g. any person owning more than a certain percentage of the company (e.g. 25%).
Appendix 2 - (17)

(d)	Specified Insurance Company means any entity that is an insurance company (or the holding company of an insurance company) that issues, or is obligated to make payments with respect to, a Cash Value Insurance Contract or an Annuity Contract.

Non-Financial Entity or NFE means any Entity that is not a Financial Institution.

Non-Participating Jurisdiction means a jurisdiction that is not a Participating Jurisdiction.

Non-Reporting Financial Institution means any Financial Institution that is:

(a)	a Governmental Entity, International Organisation or Central Bank, other than with respect to a payment that is derived from an obligation held in connection with a commercial financial activity of a type engaged in by a Specified Insurance Company, Custodial Institution, or Depository Institution;

(b)	a Broad Participation Retirement Fund; a Narrow Participation Retirement Fund; a Pension Fund of a Governmental Entity, International Organisation or Central Bank; or a Qualified Credit Card Issuer;

(c)	any other Entity that presents a low risk of being used to evade tax, has substantially similar characteristics to any of the Entities described in subparagraphs B(1)(a) and (b), and is defined in domestic law as a Non-Reporting Financial Institution, provided that the status of such Entity as a Non-Reporting Financial Institution does not frustrate the purposes of the Common Reporting Standard;

(d)	an Exempt Collective Investment Vehicle; or

(e)	a trust to the extent that the trustee of the trust is a Reporting Financial Institution and reports all information required to be reported pursuant to Section I with respect to all Reportable Accounts of the trust.

Participating Jurisdiction means a jurisdiction (i) with which an agreement is in place pursuant to which it will provide the information specified in Section I (of the CRS), and (ii) which is identified in a published list.

Participating Jurisdiction Financial Institution means (i) any Financial Institution that is resident in a Participating Jurisdiction, but excludes any branch of that Financial Institution that is located outside such Participating Jurisdiction, and (ii) any branch of a Financial Institution that is not resident in a Participating Jurisdiction, if that branch is located in such Participating Jurisdiction.

Passive Non-Financial Entity means any: (i) Non-Financial Entity that is not an Active Non-Financial Entity; or (ii) an Investment Entity described in limb B (or subparagraph A(6)(b) of the Standard) of the definition of Investment Entity that is not a Participating Jurisdiction Financial Institution.

Related Entity means an entity related to another entity because (i) either entity controls the other entity; (ii) the two entities are under common control; or (iii) the two entities are Investment Entities described limb B of the definition of Investment Entity, are under common management, and such management fulfils the due diligence obligations of such Investment Entities. For this purpose control includes direct or indirect ownership of more than 50 % of the vote and value in an Entity.

Appendix 2 - (18)

appendix 3

accredited investor form

In connection with the purchase by the Subscriber of the Interests, the Subscriber (or the signatory on behalf of the Subscriber) represents and warrants that the Subscriber is a resident of, or the purchase and sale of securities to the Subscriber is otherwise subject to the securities legislation of, the province or territory in Canada where the Interests are being offered and the Subscriber is (and will at the time of acceptance of this Subscription Agreement and any additional subscriptions be) an accredited investor within the meaning of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or the Securities Act (Ontario). Specifically, the Subscriber is:

PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY AND INITIAL:

☐	_____	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	_____	(a.1) in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	_____	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	_____	(c) a subsidiary of any person referred to in paragraphs (a), (a.1) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	_____	(d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

☐	_____	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	_____	(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

Appendix 3 - (1)

☐	_____	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	_____	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

☐	_____	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	_____	(i) a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	_____	(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

Note: If you have initialed besides this subsection (j), you must refer to the definition of “financial assets” below, and then check and answer the applicable question below:

I, alone, beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐	less than $1,000,000;
☐	between $1,000,001 and $2,000,000;
☐	between $2,000,001 and $3,000,000;
☐	between $3,000,001 and $4,000,000;
☐	between $4,000,001 and $5,000,000; or
☐	$5,000,001 or more.

or

Together with my spouse, we beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐	less than $1,000,000;
☐	between $1,000,001 and $2,000,000;
☐	between $2,000,001 and $3,000,000;
☐	between $3,000,001 and $4,000,000;
☐	between $4,000,001 and $5,000,000; or
☐	$5,000,001 or more

☐	_____	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

Appendix 3 - (2)

Note: If you have initialed besides this subsection (j.1), you must refer to the definition of “financial assets” below, and then check and answer the applicable question below:

I, alone, beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐	less than $5,000,000;
☐	between $5,000,001 and $6,000,000;
☐	between $6,000,001 and $7,000,000;
☐	between $7,000,001 and $8,000,000;
☐	between $8,000,001 and $9,000,000;
☐	between $9,000,001 and $10,000,000; or
☐	$10,000,001 or more

☐	_____	(k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

Note: If you have initialed besides this subsection (k), you must check and answer the applicable question below:

I, alone, have a net income before taxes in the two (2) most recent calendar years, respectively, and reasonably and expect to maintain or exceed the net income of the current calendar year, of:

☐	less than $200,000;
☐	between $200,001 and $300,000;
☐	between $300,001 and $400,000;
☐	between $400,001 and $500,000; or
☐	$500,001 or more.

or

Together with my spouse, we have a net income before taxes in the two (2) most recent calendar years, respectively, and we reasonably expect to maintain or exceed the net income in the current calendar year, of:

☐	less than $300,000;
☐	between $300,001 and $400,000;
☐	between $400,001 and $500,000; or
☐	$500,001 or more

Appendix 3 - (3)

☐	_____	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

Note: If you have initialed besides this subsection (l), you must check and answer the applicable question below:

I, alone, have net assets of:

☐	less than $5,000,000;
☐	between $5,000,001 and $6,000,000;
☐	between $6,000,001 and $7,000,000;
☐	between $7,000,001 and $8,000,000;
☐	between $8,000,001 and $9,000,000;
☐	between $9,000,001 and $10,000,000; or
☐	$10,000,001 or more

or

Together with my spouse, we have net assets of:

☐	less than $5,000,000;
☐	between $5,000,001 and $6,000,000;
☐	between $6,000,001 and $7,000,000;
☐	between $7,000,001 and $8,000,000;
☐	between $8,000,001 and $9,000,000;
☐	between $9,000,001 and $10,000,000; or
☐	$10,000,001 or more

☐	_____	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements, and that was not formed for the sole purpose of making a representation to this effect in order to qualify as an accredited investor;

Note: If you have initialed besides this subsection (m), you must check and answer the applicable question below:

As shown on the Subscriber’s most recent prepared financial statements, the Subscriber has net assets of:

☐	less than $5,000,000;
☐	between $5,000,001 and $6,000,000;
☐	between $6,000,001 and $7,000,000;
☐	between $7,000,001 and $8,000,000;
☐	between $8,000,001 and $9,000,000;
☐	between $9,000,001 and $10,000,000; or
☐	$10,000,001 or more

Appendix 3 - (4)

☐	_____	(n) an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

☐	_____	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	_____	(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a province or territory of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	_____	(q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	_____	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	_____	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	_____	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

Note: If you have initialed beside this subsection (t), you must answer the question below:

The Subscriber is a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors described in subparagraph _________.

☐	_____	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	_____	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

☐	_____	(w) a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Appendix 3 - (5)

Defined Terms:

Certain terms used above are specifically defined by applicable securities legislation, regulation or rules, as follows:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)	bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company; and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

Appendix 3 - (6)

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“financial statements” includes interim financial reports;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“person” includes

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

Appendix 3 - (7)

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Appendix 3 - (8)

APPENDIX 4

PERMITTED CLIENT FORM

In connection with the purchase by the Subscriber of the Interests, the Subscriber (or the signatory on behalf of the Subscriber) represents and warrants that the Subscriber is a permitted client within the meaning of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”). Specifically, the Subscriber is:

PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY AND INITIAL:

☐	_____	(a) a Canadian financial institution or a Schedule III bank;

☐	_____	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	_____	(c) a subsidiary of any person or company referred to in paragraph (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of the subsidiary;

☐	_____	(d) a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than as a scholarship plan dealer or a restricted dealer;

☐	_____	(e) a pension fund that is regulated by either the federal Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned subsidiary of such a pension fund;

☐	_____	(f) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (e);

☐	_____	(g) the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

☐	_____	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	_____	(i) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	_____	(j) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

Appendix 4 - (1)

☐	_____	(k) a person or company acting on behalf of a managed account managed by the person or company, if the person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	_____	(l) an investment fund if one or both of the following apply:

(i)	the fund is managed by a person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

(ii)	the fund is advised by a person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

☐	_____	(m) in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	_____	(n) in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	_____	(o) an individual who beneficially owns financial assets, as defined in section 1.1 of NI 45-106, having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 million;

☐	_____	(p) a person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

☐	_____	(q) a person or company, other than an individual or an investment fund, that has net assets of at least $25 million as shown on its most recently prepared financial statements;

☐	_____	(r) a person or company that distributes securities of its own issue in Canada only to persons or companies referred to in paragraphs (a) to (q)

Defined Terms:

Certain terms used above are specifically defined by applicable securities legislation, regulation or rules, as follows:

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)	bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

Appendix 4 - (2)

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“financial assets” means

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Appendix 4 - (3)